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DEVELOPMENT AND SUPPLY AGREEMENT

between

LONZA SALES AG

and

MICROMET AG

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
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Table of Contents

1.	Definitions and Interpretation	3
2.	Provision of the Works and Services	9
3.	Micromet's Obligations	12
4.	Governance	13
5.	Inspections; Person in Plant	14
6.	Delivery, Transportation of Product and Testing	15
7.	Price and Terms of Payment	17
8.	Intellectual Property	17
9.	Warranties and Indemnification	19
10.	Confidentiality	22
11.	Option for [***]	24
12.	Termination of the Agreement, Termination of Certain Works and Services or Slots	24
13.	[***]	27
14.	Technology Transfer and License	27
15.	Force Majeure	27
16.	Governing Law, Jurisdiction and Enforceability	28
17.	Notices	29
18.	Illegality	30
19.	Quality Agreement	30
20.	Miscellaneous	30

List of Schedules:		31

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
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THIS DEVELOPMENT AND SUPPLY AGREEMENT is made the 23rd day of November 2009 (the "Effective Date")

BETWEEN

1.	LONZA SALES AG, of Muenchensteinerstrasse 38, CH-4002 Basel, Switzerland (herein after referred to as "Lonza") and

2.	MICROMET AG, of Staffelseestrasse 2, D-81477 Munich, Germany (herein after referred to as "Micromet").

WHEREAS

A.
Micromet is the proprietor of the single-chain bispecific anti-CD19 antibody (CD19 BiTE®) known as Blinatumomab or MT103 and controls a manufacturing process and a cell line for manufacture of MT103; and

B.
Lonza has the expertise in the evaluation and production of monoclonal antibodies for therapeutic use using different processes and cell lines in accordance with international regulatory requirements; and

C.	Micromet and Lonza have previously entered into a Services Agreement dated September 28, 2009 regarding the performance of a [***] to [***] for the manufacturing of Micromet’s MT103 by Lonza; and

D.
Micromet wishes to contract Lonza for services relating to the development of the Process (as defined herein) including all documentation, in each case, suitable to obtain regulatory approval for commercialization of MT103 as a therapeutic product and the manufacture of MT103 as described in this Agreement, and

E.	Lonza is prepared to perform such services for Micromet on the terms and conditions set out herein.

NOW IT IS AGREED AS FOLLOWS:

1.	Definitions and Interpretation

The following terms shall have the following meanings unless the context requires otherwise:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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"Affiliate"
means any company, partnership or other entity which directly or indirectly Controls, is Controlled by or is under common Control with the relevant Party to this Agreement. "Control" or "Controlled" means the ownership of more than fifty per cent (50%) of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the Party in question;

"Agreement"	means this Development and Supply Agreement and the Schedules hereto, as amended or varied from time to time by written agreement of the Parties;

"Batch"
means the total Product (Drug Substance) obtained from one fermentation and associated purification using the Process.  Batches which are to be produced in accordance with cGMP are also referred to as "cGMP Batches";

"Batch Release"
means a release of any Batch by a Qualified Person for distribution or further processing confirming that the Batch is in accordance with the relevant requirements for human use (as defined in Directive 2001/83/EC for medicinal products for human use);

"Cell Line"	means the cell line controlled by Micromet and selected by Micromet for the production of the Product, particulars of which are set out in Schedule 1;

"CEO"	means chief executive officer;

"cGMP"
means current good manufacturing practices and general biologics products standards as promulgated under the European Commission Directives 91/356/EEC, as amended by Directive 2003/94/EC, and 91/412/EEC respectively; the International Committee for Harmonisation (ICH) Q7A Guideline on Good Manufacturing Practice for Active Pharmaceutical Ingredients; the U.S. Federal Food, Drug and Cosmetic Act found in Title 21 of the U.S. Code of Federal Regulations (CFR), including but not limited to Parts 210, 211 and Parts 11,  310 et seq., 600 to 610, the European Commission Guidelines of Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 2003/94/EC (Eudralex – Volume 4) and the respective Japanese directives and guidelines by the Japanese authorities, as applicable. Lonza meets EU GMP requirements as defined in Eudralex - Volume 4 Good Manufacturing Guidelines by the European Commission for medicinal products for human and veterinary use (EU-GMP Guidelines);

"cGMP Product"	means Product which is required under Schedule 2 to be manufactured in accordance with cGMP;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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"COO"	means chief operating officer;

"Deliver", "Delivered" or "Delivery"	has the meaning given to it in Clause 6;

"Deliverables"
means the reports, documentation, information, material and Product which Lonza is to make available to Micromet during the Project. The Deliverables and the timelines to provide the Deliverables are set forth in the Project Plan in Schedules 8 A and 8 B hereto;

"Engineering Batch"	means the first Batch at scale after the pilot Batch in which Lonza will use commercially reasonable efforts but does not warrant to meet cGMP;

"External Laboratories"
means any Third Party instructed by Lonza, with Micromet’s consent, to conduct activities required to complete the Works and Services, including but not limited to, Third Parties that synthesise DNA or perform tests on the Cell Line, Product or materials derived therefrom;[***]

"Intellectual Property"/"IP"
means all intellectual property rights, including (without limitation) patents, patent applications, divisions, continuations, continuation-in-part applications, divisionals, substitutions, confirmations, supplementary protection certificates, reissues, utility models, trademarks, database rights and copyrights and all inventions, know-how, trade secrets, techniques and confidential information and other proprietary knowledge and information which may subsist anywhere in the world, in each case for their full term, and together with any renewals or extensions;

"Lonza"
means Lonza Sales AG and its Affiliates Lonza Biologics plc of Slough, England, Lonza Biologics Inc of Portsmouth, NH, USA, and Lonza Biologics Porriño S.L. of Pontevedra-Galicia, Spain, and their successors in title and lawful assigns;

"Lonza Confidential Information"
means and includes Lonza Technology, any trade secrets or other confidential information relating to Lonza's technology, business affairs or finances of Lonza, or of any suppliers, agents, distributors, licensees or other customers of Lonza and the commercial terms of this Agreement;

"Lonza Know How"
means all technical and other information relating directly or indirectly to the Lonza Process and/or the performance of the Works and Services, known to Lonza from time to time, other than Micromet Confidential Information, Micromet Know How and information in the public domain. Without limiting the foregoing, the Lonza Know How is identified in Schedule 4 hereto;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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"Lonza Patent Rights"
means all patents, patent applications, divisions, continuations, continuation-in-part applications, divisionals, extensions, substitutions, renewals, confirmations, supplementary protection certificates and reissues, throughout the world relating to the Lonza Process and/or the performance of the Works and Services which from time to time Lonza is the owner of or is entitled to use, and that is used in the performance of the Works and Services. Without limiting the foregoing, the Lonza Patent Rights as of the Effective Date are listed in Schedule 5 hereto;

"Lonza Process"	means the proprietary process of Lonza, including any modifications and improvements, which is used for the manufacture of the Product hereunder;

"Lonza Technology"	means the Lonza Know How and the Lonza Patent Rights;

"[***]"	means [***];

"[***]"	means the [***] Agreement between [***] and [***] dated [***] and attached hereto at Schedule 9;

"Micromet"	means Micromet AG and its existing Affiliates which are engaged in the research and development of BiTE® antibodies, and their successors in title and lawful assigns;

"Micromet Confidential Information"
means and includes Micromet Materials, Micromet Technology and the Results, any trade secrets or other confidential information relating to Micromet's technology, development strategies, business affairs or finances of Micromet, or of any licensors, suppliers, agents, distributors or other contractors of Micromet, and the commercial terms of this Agreement;

"Micromet Know How"
means all technical and other information relating directly or indirectly to the Micromet Process, the Cell Line and the Micromet Materials, known to Micromet from time to time, other than Lonza Confidential Information, Lonza Know How and information in the public domain. Without limiting the foregoing, the Micromet Know How is identified in Schedule 6 hereto;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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"Micromet Materials"
means the materials and documentation supplied by Micromet to Lonza (including but not limited to [***]). Without limiting the foregoing, the Micromet Materials to be transferred are listed in Schedule 1 hereto;

"Micromet Patent Rights"
means all patents, patent applications, divisions, continuations, continuation-in-part applications, divisionals, extensions, substitutions, renewals, confirmations, supplementary protection certificates and reissues, throughout the world relating to the Micromet Process, the Cell Line and the Micromet Materials which from time to time Micromet is the owner of or is entitled to use, and that is used in the performance of the Works and Services. Without limiting the foregoing, the Micromet Patent Rights as of the Effective Date are listed in Schedule 7 hereto;

"Micromet Process"
means the process (including but not limited to the [***]) for the production of Product which is owned or Controlled by Micromet and made available to Lonza hereunder [***], further improvement and/or production of the Product;

"Micromet Technology"	means the Micromet Know How and the Micromet Patent Rights;

"[***]"	means [***], including [***];

"MT103"	means Micromet's single-chain bispecific anti-CD19 antibody (CD19 BiTE®) also known as Blinatumomab;

"Party"/"Parties"	shall mean Lonza or Micromet, or Lonza and Micromet, as the context admits;

"Price"	means the price specified in Schedule 3 for the Works and Services;

"Process"	means the process used by Lonza for the production of Product from the Cell Line in accordance with this Agreement, which may [***] of the [***], and is modified and/or improved hereunder;

"Product"	means MT103 manufactured under this Agreement (including any sample thereof), particulars of which are set out in Schedule 1 and includes all derivatives thereof;

"Project"	means the program described in the Project Plan;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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"Project Manager"	means a Party's representative who is responsible for the coordination and supervision of the Project in accordance with Clause 4.1 below;

"Project Plan"
means the plan describing all activities to be performed under this Agreement, including any update and amendment of the Project Plan the Parties may agree from time to time, and attached hereto as Schedules 8 A and 8 B;

"Project Team"	means the working group described in Clause 4.2;

"Qualified Person"/"QP"	means a person confirming that the Batch is in accordance with the relevant requirements (as defined in Directive 2001/83/EC for medicinal products for human use);

"Results"
means the Product, any inventions, discoveries, know how, data, Deliverables, documentation, reports, materials, writings, processes, methods and other information, recorded in any form, that are discovered, conceived, reduced to practice, developed or otherwise generated by Lonza, which are related to the Works and Services and conceived through the performance of the Works and Services, and any Intellectual Property pertaining to any of the foregoing (including the [***]), provided, however, that "Results" shall exclude [***];

"Service Agreement"	means the agreement between the Parties dated September 28, 2009 regarding [***] for the production of Product [***];

"Specifications"	means the specifications for Drug Substance. The Specifications and the specifications for Drug Product regarding the testing of Drug Product by Lonza are set out in Schedule 2;

"Steering Committee"	means the committee described in Clause 4.3;

"Terms of Payment"	means the terms of payment specified in Schedule 3;

"Third Party"	means any party other than Lonza and Micromet;

"Works and Services"	means all or any part of the works and services which are the subject of this Agreement, particulars of which are set out in Schedules 8 A and 8 B.

References to the singular number include the plural and vice versa, references to Clauses and Schedules are references to clauses and schedules to this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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2.	Provision of the Works and Services

2.1
Lonza shall diligently carry out the Works and Services as provided in Schedule 8 A – and in Schedule 8 B, once it is finalized - and shall use all reasonable efforts to achieve the estimated timescales set out in that Schedule.  The Parties agree that the Works and Services set forth in Schedule 8 B are rough estimates only, and the Parties shall updated and refine such Schedule 8 B after the transfer of the Micromet Materials and establishment of the Process at Lonza.  Lonza shall perform the Works and Services under this Agreement according to the current industry standards and subject to terms and conditions as set out herein.  Lonza shall at all times use reasonable and adequate safety and protection measures to ensure, as far as is reasonably possible, that the Results are not endangered by an interruption of Lonza's research and development activities.

2.2
Lonza shall do all that is reasonably possible to meet the objectives under the Project Plan, including diligence obligations and commercially reasonable flexibility regarding alternative work packages and capacity reservations under this Agreement.

2.3
Micromet shall make available to Lonza a data package comprising the Micromet Know How which is reasonably required to perform the Works and Services and the Parties shall collaborate to assist Lonza in evaluating such Micromet Know How.  Without undue delay upon completion of the Services Agreement and delivery of such Micromet Know How, however, no later than within [***] thereafter, Lonza shall inform Micromet whether the [***], the [***] and the [***] meet the particulars set out in Schedule 1 and are suited for the performance of the Works and [***].  If the [***], the [***] and/or the [***] do not meet the particulars set out in Schedule 1, Lonza and Micromet shall enter into good faith discussions in order to identify a [***], a [***] or other [***] for the Works and Services and to agree on the terms and conditions and adjustments to the Project Plan to minimize any delay.  If the Parties are unable to agree on an [***] or [***] and the [***] after completion of the later of (i) completion of services under the Services Agreement or (ii) transfer of the Micromet Materials and Micromet Technology, [***].

2.4
Lonza shall manufacture cGMP Product to meet the Specifications [***] manufactured or in respect of the [***].  If the [***] or a combination of the [***] and the [***] is used, then in addition to the above, Lonza shall be under no obligation to meet [***] [***].  In the event the [***] does not meet the Specifications, the Parties shall promptly meet through the Steering Committee to discuss and agree on how to ensure that the Specifications can be met, which agreement may include a modification of the Project Plan.

2.5
Owing to the unpredictable nature of the biological processes involved in the Works and Services, the timescales set down for the performance of the Works and Services (including without limitation the dates for production and Delivery of Product) and the quantities of Product for Delivery set out in Schedules 8 A and 8 B are estimated only.  In the event any Party realizes that the Project Plan needs to be changed, e.g., for a delay of Works and Services owing to technical or scientific difficulties, such Party shall immediately inform the Project Team hereof and the Parties, through the Steering Committee (if needed), shall use commercially reasonable efforts to come to an adequate solution and agree on an adequate amendment of the Project Plan.  In particular, Lonza will use commercially reasonable efforts to [***] as early as possible, in the event any of the [***], provided always that [***] are taken into account.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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2.6
Lonza will use its reasonable efforts to perform any additional work which may become necessary to manufacture Product for [***].  If such additional work leads to additional costs, Lonza will provide a quotation for such additional work.  In case the Parties agree on the additional work and the costs for such additional work, Lonza shall perform additional work to sustain the progress of the Project on terms and conditions to be agreed by the Parties and defined in an amendment to the Project Plan.  If further quantities of Product are required [***] which are not part of this Agreement, the Parties will discuss in good faith how Lonza can satisfy Micromet's needs for such additional quantities.

2.7
Without prejudice to Lonza’s obligations under Clauses 2.1 and 2.2 and the termination rights under Clause 12, Micromet [***] of the Works and Services or to [***] on grounds of late performance, late Delivery or failure to produce the estimated quantities of Product for Delivery.  Lonza shall not be liable for any loss, damage, costs or expenses of any nature, whether direct or consequential, occasioned by:

(a)	[***]; or

(b)	[***].

However, and to the extent, that (i) [***], [***] [***].

2.8
Lonza shall comply with all applicable laws and regulations regarding the cGMP production, including but not limited to the EU-GMP Guidelines (Eudralex – Vol. 4), FDA regulations, Japanese regulations and the International Committee for Harmonisation regulatory requirements from time to time applicable to the Works and Services as set out in Schedules 8 A and 8 B.

2.9
Lonza shall not use the Cell Line, the Process (not including the Lonza Process), the Micromet Materials or the Micromet Technology (or any part thereof) for any purpose other than the performance of the Works and Services under this Agreement.

2.10	Lonza shall:

(a)
at all times use all reasonable endeavours to keep the Cell Line and/or the Micromet Materials secure and safe from loss and damage in such manner as Lonza stores its own material of similar nature during the term of this Agreement, and obtain and maintain an appropriate insurance against the risks of loss and damage;

(b)	during the performance of the Works and Services, inform Micromet as soon as reasonably possible upon request about all ongoing activities;

(c)
not part with possession of the Cell Line and/or the Micromet Materials or the Product, save for the purpose of activities at the External Laboratories or as otherwise authorised in writing by Micromet;

(d)
store Micromet Materials in accordance with applicable laws, industry standards and the specifications set forth in Schedule 1, furthermore, store the Cell Line and the cell banks ([***]) at at least two (2) different and controlled sites under cGMP conditions;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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(e)	audit all External Laboratories in accordance with GxP guidelines and confirm the performance of such audit to Micromet in writing; and

(f)	procure that all External Laboratories are subject to obligations of confidence substantially in the form of those obligations of confidence imposed on Lonza under this Agreement.

2.11
Lonza will not (i) directly or indirectly, take any steps to ascertain [***] provided by Micromet and or a [***], and (ii) use Micromet's [***] for any purpose other than manufacturing the Product.  In the event Lonza ascertains or receives the recipe of any of Micromet's [***] through no fault of its own, Lonza shall promptly inform Micromet of such event and destroy such information.

2.12
Lonza and Micromet will exchange details of [***].  Lonza will obtain Micromet's consent regarding [***], which Micromet shall not unreasonably withhold.  Lonza shall use reasonable commercial endeavours to ensure continuity of supply, [***].

2.13
Lonza agrees to maintain proper records (the "Records") in respect of its performance of the Works and Services, including any Results made as part of the Works and Services.  Upon written request by Micromet, Lonza shall provide copies of the Records or any part(s) thereof, redacted with regards to [***] and [***] to Micromet.  As part of keeping the Records, Lonza shall ensure that all of its personnel and all of its agents abide by the regulations of the International Committee for Harmonisation as per Clause 2.8.

2.14	Lonza shall:

(a)	make available to Micromet the Deliverables set forth in the Project Plan;

(b)
make available to Micromet (i) upon completion of any milestone as outlined in the Project Plan and or (ii) [***] and upon reasonable request of Micromet, (i.e., if Micromet requires such documentation for regulatory purposes or for own development purposes andprovided that such documentation – in Lonza's reasonable opinion – is accurate); copies of all relevant documentation and information resulting from the Works and Services and relating to the Product in order to enable Micromet to evaluate the status and to meet any statutory or regulatory requirements.  The documentation and information shall be provided in the CTD format.  The documentation and information shall include but not be limited to [***];

(c)	support IND updates and CTAs as well as the submission of dossiers for NDA/MAA approval;

(d)
make available to Micromet, upon completion of each stage as outlined in the Project Plan and upon request of Micromet, material ([***]) resulting from the Works and Services in order to enable Micromet to test the supernatant, antibody, cells, Product, and the like;

(e)	assist Micromet in respect to regulatory requirements concerning the CMC-part, including but not limited to the [***];

(f)
reasonably support Micromet regarding regulatory matters.  Such support shall include an obligation to make Micromet aware of any specific regulatory requirements relating to Lonza’s activities, to accompany Micromet to meetings with the regulatory authorities upon [***] prior written notice by Micromet (or use reasonable commercial endeavours to support Micromet where shorter notice is provided by a regulatory authority), to prepare such meetings jointly with Micromet, and to actively participate in scientific advice meetings; and

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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(g)	promptly inform Micromet about any [***].

The Deliverables and the provision of the Deliverables are defined in more detail in the Project Plan.

2.15
Lonza shall from time to time offer to Micromet [***] [***] (as identified in Schedule 4).  Such new version shall be made available at the price set forth in the Technology Transfer and License Agreement in Schedule 14 hereto, if applicable, with the only further compensation being for additional Works and Services which may be required to implement such improvement or new version for the manufacture of the Product.

2.16	Any subcontracting of Works and Services to be performed hereunder by Lonza to Third Parties requires the prior written consent of Micromet.

3.	Micromet's Obligations

3.1
Following the Effective Date (if not already forwarded to Lonza during the Services Agreement) and upon conclusion of [***] attached hereto as Schedule 9, Micromet shall supply to Lonza the Micromet Know How, together with full details of any hazards relating to the Cell Line, the Micromet Process and/or the Micromet Materials, their storage and use, in each case, to the extent required by Lonza to perform the Works and Services.  For the avoidance of doubt, the [***] is embodied in the [***] and is not disclosed as a separate set of documents.  On review and approval by Lonza’s safety committee of this Micromet Technology, the Cell Line, the Micromet Process and/or the Micromet Materials shall be provided to Lonza at Lonza’s request.  Property in the Cell Line, the Micromet Process and/or the Micromet Materials and/or the Micromet Technology supplied to Lonza shall remain vested in Micromet.

3.2
Unless the Parties agree otherwise during the term of this Agreement, Micromet or Micromet's Third Party supplier will supply to Lonza the [***] necessary for the manufacture of Product.  Lonza shall not, directly or indirectly, take any steps to [***] provided by Micromet.   Similarly, should the Lonza Process be used in the manufacture of the Product, Micromet shall not, directly or indirectly, take any steps to [***] provided by Lonza.

3.3
Micromet shall pay the Price set out in Schedule 3 for provision of the Works and Services together with any additional costs and expenses that fall due under this Agreement in accordance with the Terms of Payment.

3.4
Micromet hereby grants Lonza the non-exclusive right to use the Cell Line, the Micromet Process, the Micromet Materials, and the Micromet Technology during the term of this Agreement and solely for the purpose of this Agreement.  Micromet acknowledges that Lonza does not require a separate licence to Micromet Confidential Information as all necessary licences are contained in the first sentence of this clause 3.4.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
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3.5
From time to time, as soon as reasonably possible and with at least [***] advance notice, Lonza may submit to Micromet a written request to provide or have provided consulting services to Lonza with respect to the Micromet Process, which request will include the specifics of the consulting services being requested, and Micromet will use reasonable efforts to provide or have provided such consulting services.

4.	Governance

4.1
Designation of Project Manager:  Lonza and Micromet shall each identify a Project Manager who will be responsible for the coordination and supervision of the Project including communication of all instructions and information concerning the Project to the other Party.  A written protocol of such communication shall be provided by the Project Managers.  Each Project Manager will be available on an agreed weekly basis for consultation at prearranged times during the course of the Project.  In the absence of the Project Manager, a substitute shall be appointed.  Additional modes or methods of communication and decision making may be implemented with the written consent of each Party.

4.2
Project Team:  The Parties shall form a Project Team to which Micromet will delegate professionally and technically qualified representatives (e.g., qualified in upstream process, downstream process, analytics, quality assurance and regulatory matters).  Each Project Team member shall have knowledge and ongoing familiarity with the Project and will possess the authority to make decisions on matters raised in the Project Team.  Each Party shall have the right to substitute different representatives as its members of the Project Team as needed from time to time.  Each Party shall also be entitled to invite other employees as ad hoc guests to address specific technical or commercial issues related to the Project.  Consultants of a Party or other Third Parties may be invited, provided that they are bound by a confidentiality obligation which is substantially similar to the Parties' obligations under Clause 10 below.

The Project Team shall meet within [***] after written request for such meeting by either Party, or sooner, if required, and meetings shall take place on a [***], and at least one face-to-face meeting shall take place [***].

The Project Team shall oversee the Project.  Prior to each meeting of the Project Team the Parties will distribute to each other written copies of all materials, data and information arising out of the conduct of their activities hereunder.  Unless otherwise agreed, Lonza shall present any suggestions regarding the Project Plan and/or specifications of the Project to the Project Team for discussion and approval by Micromet.

Each Party shall bear its own travel and accommodation costs.  The meetings of the Project Team may also be held by telephone or video conference if mutually agreed by the Project Team members.  It is the right of each Party to call for a Project Team meeting upon written request at any time.  In that case the meeting will be held at a time and location to be agreed between the Project Team members.

The inviting Party shall prepare minutes of the meeting which shall be circulated promptly following the meeting.

4.3
Steering Committee:  The Parties shall form a Steering Committee to which each Party will delegate two (2) executive employees, who are familiar with the Project.  The Steering Committee shall have general oversight and review of the activities of the Project Team and shall be responsible for resolving any issues referred to the Steering Committee by the Parties.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
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The Steering Committee shall meet in person or via teleconferences within [***] after a written request by either Party to the other Party, or sooner, if required, and calendar quarterly, if possible towards the end of a stage of the Project.  The request shall describe the matter in dispute and the solution which the requesting Party proposes to be decided.

The Steering Committee will take action by unanimous consent of its members, with each representative having a single vote, or by a written resolution signed by all of the representatives.  If the Steering Committee is unable to reach unanimous consent on a particular matter, then the matter will be referred to a personal face-to-face meeting between Lonza's [***] and the [***] of Micromet, who in each case may not be a member of the Steering Committee and both of whom shall act in good faith and discuss the issue to seek a resolution amicably acceptable to both Parties and if resolved the resolution shall be binding and final.  The meeting shall take place within [***] of the relevant referral.  In case such persons cannot agree within further [***] after such face-to-face meeting, then the following shall apply:

(i)
If the dispute is predominantly concerned with scientific or technical issues then [***]:  [***].  The Parties will make available the same set of documents to [***] and both experts shall provide [***] in English language within [***] after the [***] has been [***].  If [***] experts come to dissenting opinions and are unable to solve the dispute among themselves, [***] shall be appointed [***], if the Parties cannot agree, [***].  Such [***] shall have access to the written opinions of [***] as well as to all documents which were made available to [***].  The [***] shall then [***] of [***], and such opinion [***] shall be considered final and binding on the Parties except if there has been a manifest error on the face of the decision whereupon the Parties may revert to their respective remedies under Clause 16 below.  The reasonable costs of [***] shall be paid or refunded, as the case may be, by the non-prevailing Party.

(ii)	If the dispute is predominantly concerned with an issue other than scientific or technical then it shall be resolved in accordance with Clause 16 below.

5.	Inspections; Person in Plant

5.1
As more fully set out in the Quality Agreement in Schedule 10 hereto, Lonza grants to Micromet and/or its consultant the right to inspect and audit Lonza's Affiliate’s facility located in Slough, Berkshire, United Kingdom ("Facility") as well as the documentation generated in connection with the manufacture and testing of Product including all relevant standard operating procedures.  Lonza grants the right to perform [***] cGMP compliance audit per year, [***] at a time mutually agreed between Micromet and Lonza.  Micromet can perform [***] cGMP batch documentation audit per cGMP batch which would be scheduled as appropriate in the project plan.  Moreover, Micromet is entitled to perform additional audits in the event of complaints, major or critical deviations or other enquiries by regulatory authorities without any fee, and if necessary, on short-term notice.  Micromet will discuss the results of any inspection with Lonza.  Any inspection by Micromet does not relieve Lonza of its obligations to comply with all applicable laws and does not constitute a waiver of any right otherwise available to Micromet.  As more fully set out in Clause 5.3, [***] is also entitled to attend all production campaigns of the Product at the Facility.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
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5.2
As more fully set out in the Quality Agreement in Schedule 10 hereto, an employee and/or consultant and /or successor of Micromet or Micromet’s sublicensee(s) of the Product will have the right to be present [***]. Furthermore, Lonza will inform Micromet of the results of any inspection by a regulatory authority (subject to any restraints placed on Lonza by such regulatory authority, Lonza Confidential Information which Micromet does not require for purposes of this Agreement or customer confidentiality) that does or could reasonably be expected to affect the manufacture of Products.

5.3
Lonza agrees to have an employee or consultant of Micromet be present at the Facility in order to observe the Works and Services performed by Lonza or its Affiliate ("Person-in-Plant" or "PiP") in accordance with this Clause 5.3.  Upon request of Micromet, Lonza shall grant the PiP access to the Facility where the Works and Services are performed.  Such visits, shall last [***], will take place [***] during regular business hours and [***] prior notice to Lonza, provided, however, that PiP will be entitled to perform additional visits that could [***] manufacturing process subject to Lonza’s consent not to be unreasonably withheld or delayed, and further provided that PiP will be entitled to perform visits upon immediate notice in the event of complaints or failures which may endanger the Project.

5.4
Notwithstanding Clauses 5.1, 5.2 and 5.3, Micromet acknowledges and accepts that the Facility is a multi-customer facility, and that the PiP’s movement about and access to the Facility may be restricted and shall be subject to supervision by Lonza.

6.	Delivery, Transportation of Product and Testing

6.1
Subject to Clause 2.4, Product shall be Delivered in accordance with the Specifications.  Delivery shall be made [***] (as defined by Incoterms 2000) which means (a) [***] and (b) [***].  Subject to Clause 6.2, Lonza shall deliver to Micromet the Certificate of Analysis, the Certificate of Compliance, issued by and in responsibility of a Qualified Person (Batch Release) and such other documentation as is reasonably required to meet all applicable statutory and regulatory requirements not later than the date of Delivery.  Transportation of Product, whether or not under any arrangements made by Lonza on behalf of Micromet, [***].

6.2
At Micromet's request, Lonza will Deliver Product [***].  Such request shall be accompanied by Micromet's written acknowledgement that the Product has been Delivered without the transmittal to Micromet of the Certificate of Analysis and the Batch release documents (QP release), that accordingly the Product cannot be administered to humans until transmittal of the Certificate of Analysis, Certificate of Compliance (possibly in one document) and the Batch release documents (QP release) and that Micromet nevertheless accepts full risk of loss, title and ownership of the Product.  The Delivery of Product in quarantine shall be subject to such testing requirements as Lonza may reasonably require, and the [***] period referred to in Clause 6.9 shall run from Delivery in quarantine of the Product to Micromet.

6.3
Unless otherwise agreed, Lonza shall package and label Product for Delivery in accordance with its standard operating procedures.  It shall be the responsibility of Micromet to inform Lonza in writing in advance of any special packaging and labeling requirements for Product.  All additional costs and expenses of whatever nature incurred by Lonza in complying with such special requirements shall be charged to Micromet in addition to the Price.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
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6.4
If requested in writing by Micromet, Lonza will (acting as agent for Micromet) arrange for storage in accordance with the storage conditions in Schedule 1 and for insurance of Product whilst held by Lonza after Delivery (awaiting transportation) for up to [***] after QP release of the Batch, and in exceptional cases for a maximum of [***], on terms equivalent to those under which Lonza stores and insures product prior to Delivery.  All additional costs and expenses of whatever nature incurred by Lonza in arranging such storage and insurance shall be charged to Micromet in addition to the Price.

6.5
If requested in writing by Micromet, Lonza will (acting as agent of Micromet for such purpose) [***] together with [***] for Product in transit at its invoiced value.  All [***] of whatever nature [***].

6.6	Where [***], Micromet shall diligently examine the Product as soon as practicable after receipt. Notice of all claims (time being of the essence) arising out of:

(a)
visible damage (i.e., visible without inspection and testing) to or total or partial loss of Product in transit shall be given in writing to Lonza and the carrier within [***] of receipt by Micromet; or

(b)	non-Delivery shall be given in writing to Lonza within [***] after the date of Lonza’s dispatch notice.

6.7
Any Product Delivered hereunder shall, at the time of Delivery conform [***]  Lonza and Micromet shall use all commercially reasonable efforts to resolve a non-conformity issue and resume re-delivery of Products at the earliest time possible.  Any dispute regarding the conformity of Products which cannot be settled within [***] after receipt of a detailed written notice of rejection shall be submitted for resolution to the Steering Committee.

6.8
Micromet shall make damaged Product and associated packaging materials available for inspection and shall comply with the requirements of any insurance policy covering the Product notified by Lonza to Micromet.  Lonza shall offer Micromet all reasonable assistance (at the cost and expense of Micromet) in pursuing any claims arising out of the transportation of Product.

6.9
Promptly following receipt of Product or any sample thereof, Micromet may carry out any of the agreed tests outlined or referred to in Schedule 11.  Subject to Clause 2.4, if such tests show that the Product fails to meet Specifications, Micromet shall give Lonza written notice thereof within [***] from the date of Delivery and shall return samples of such Product to Lonza’s premises for further testing and Micromet shall store the remainder of Product in quarantine.  In the absence of such written notice and subject to any hidden defect which did not appear in the tests carried out by Micromet in accordance with Schedule 11, Product shall be deemed to have been accepted by Micromet as meeting the Specifications.  Subject to Clause 2.4, if Product returned to Lonza fails to meet the Specifications and if such failure is not due (in whole or in part) to acts or omissions of Micromet or any Third Party after Delivery, [***].

6.10
Subject to Clause 2.4, if there is any dispute concerning whether Product returned to Lonza fails to meet the Specifications or whether such failure is due (in whole or in part) to acts or omissions of Micromet or any Third Party after Delivery, such dispute shall be referred for decision to [***] in accordance with Clause 4.3 (i) above.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

6.11	The provisions of Clauses 6.9 and 6.10 shall be the sole remedy available to Micromet in respect of Product that fails to meet the Specifications.

7.	Price and Terms of Payment

7.1
Unless otherwise indicated in writing by Lonza, all prices and charges are exclusive of Value Added Tax or of any other applicable taxes, levies, imposts, duties and fees of whatever nature imposed by or under the authority of any government or public authority, which shall be paid by Micromet (other than taxes on Lonza’s income).  Payments shall be made in accordance with the Terms of Payment in Schedule 3 hereto.  Lonza will provide to Micromet in regular intervals upon amendments to the Project Plan updated payment plans.  All invoices are strictly net and payment must be made within [***] of date of invoice.  Payment shall be made without deduction, deferment, set-off, lien or counterclaim of any nature.

7.2	In default of payment on due date:

(a)
interest shall accrue on any amount overdue at the rate of [***] above the base lending rate from time to time of National Westminster Bank plc, interest to accrue on a day to day basis both before and after judgment; and

(b)
Lonza shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Works and Services or to treat this Agreement as repudiated on not less than [***] prior notice in writing to Micromet given at any time thereafter.

8.	Intellectual Property

8.1
Neither Party will, as a result of this Agreement, acquire any right, title, or interest in any Intellectual Property that the other Party owns or Controls as of the Effective Date, or that the other Party obtains ownership or Control of separate and apart from the performance of the Works and Services under this Agreement.

8.2	[***].

8.3
[***] shall own all right, title and interest in [***], which as used in this Agreement means Intellectual Property that [***], contractors or agents develops, conceives, invents, reduces to practice or makes in the course of performance of the Works and Services and that (i) arises from or relates to [***] or [***]; and (ii) is severable from the [***] and [***]; and (iii) does not reveal or disclose the [***], or Works and Services performed under this Agreement.  [***] shall provide [***] with a general description of any [***] in the event that any is developed, in order to enable [***] to make an assessment as to whether [***] would like to use the [***] under the [***].

8.4	Except for and not including the [***], [***] shall own all right, title, and interest in [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

8.5
In relation only to the [***] and [***] (and no other product), [***] hereby grants [***], and [***] hereby accepts [***] under and to all [***], to the extent such [***] are necessary or useful to research, develop, have developed, conduct clinical trials for, formulate, manufacture, have manufactured, test, seek regulatory approval for, market, have marketed, commercialize, have commercialized, make, have made, use, sell, have sold import, have imported and distribute and have distributed [***] or [***].  For the avoidance of doubt, the nature of [***] is as follows:

•	[***] ownership of [***] as set out [***] is not affected;

•	[***] use of the [***] is limited to use on the [***] and [***]; and

•	[***] can grant further licences of the [***] to any third party, but may not do so in relation to the [***] and the [***].

[***] is entitled to [***] (i) Third Parties registered and operating, with respect of the manufacturing of Product, [***] and (ii) [***] [***] assessed and approved by [***] on a case-by-case basis, such approval by [***] not be unreasonably withheld or delayed.  [***] shall execute all documents, give all declarations regarding the licenses granted under this Clause 8.5 and reasonably cooperate with [***] to the extent such documents, declarations and/or cooperation are required for the recordal or registration of the licenses granted hereunder at the various patent offices for the benefit of [***] and at [***] cost.

8.6
The Parties shall reasonably assist each other in defending themselves against a Third Party claim which would impair the exploitation of [***] Patent Rights, [***] and/or [***] for the production of the Product.  Each Party shall furnish the other with timely written notice of any and all infringements and other unauthorized uses by any other person, firm, corporation or other entity of any of [***] Patent Rights, [***] or [***].  Furthermore, the Parties shall promptly inform each other in the event either Party receives notice from any Third Party or becomes otherwise aware that the [***] Patent Rights, the [***] or the [***] may infringe Third Party Intellectual Property.

8.7
In relation only to the [***] and [***] (and no other product), to the extent that Lonza Technology (a) is incorporated within the [***] or [***], or (b) has been used in the manufacture of the [***] or [***], Lonza hereby grants Micromet, and Micromet hereby accepts a [***] license under and to Lonza Technology, to research, develop, have developed, conduct clinical trials for, formulate, manufacture, have manufactured, test, seek regulatory approval for, market, have marketed, commercialize, have commercialized, make, have made, use, sell, have sold import, have imported and distribute and have distributed [***] or [***].  For the avoidance of doubt, the nature of the above licence is as follows:

(i)	Lonza’s ownership of Lonza Technology is not affected, and except as set out in item (iv) below, [***];

(ii)	There is no [***] to Micromet;

(iii)	Micromet’s use of the Lonza Technology is limited to use on the Product and Modified Product; and

(iv)	Lonza shall not [***] [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
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9.	Warranties and Indemnification

9.1	Lonza warranty: Lonza warrants that:

(a)	the Works and Services shall be performed in accordance with Clause 2;

(b)	unencumbered title (save for any Intellectual Property which may exist) to Product and Results will be conveyed to Micromet upon Delivery;

(c)
on the Effective Date the Lonza Technology is owned by Lonza or Lonza is otherwise entitled to use it for the purposes of providing Works and Services under this Agreement and during the term of this Agreement Lonza shall not do or cause anything to be done which would adversely affect their ownership or entitlement to use the same for those purposes;

(d)	Lonza has the necessary corporate authorisations to enter into this Agreement;

(e)	[***];

(f)	[***];

(g)
on the Effective Date to the best of Lonza’s knowledge and belief, the use by Lonza of the Lonza Process (excluding any modifications or steps made or developed by Micromet, the Micromet Materials and Micromet Technology) and Lonza Technology for the performance of the Works and Services as provided herein will not infringe any rights (including without limitation any intellectual or industrial property rights) vested in any Third Party (provided, however, that Micromet shall waive any breach of this warranty which arises if a court of competent jurisdiction determines that the use by Lonza of the Lonza Process, the Lonza Technology for the Works and Services infringes the Intellectual Property of a Third Party, provided that and for so long as Lonza actually indemnifies Micromet pursuant to Clause 9.4 below);

(h)	subject to Clause 2.4, the Product will meet the Specifications;

(i)
Lonza shall not use the Micromet Confidential Information, Micromet Materials, the Micromet Technology, the Process and the [***] for any purposes other than the Works and Services to be performed for Micromet hereunder; and

(j)
Lonza will notify Micromet in writing immediately if it receives or is notified of a claim from a Third Party that the use by Lonza of the Process and/or the Lonza Technology or [***] for Works and Services infringes any Intellectual Property vested in such Third Party.

9.2	Micromet warranty: Micromet warrants that:

(a)
on the Effective Date to the best of Micromet's knowledge and belief, Micromet has the right to supply the Cell Line, the Micromet Process, the other Micromet Materials and the Micromet Technology to Lonza and the necessary rights to licence or permit Lonza to use the same for the purpose of the Works and Services;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
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(b)	Micromet has the necessary corporate authorisations to enter into this Agreement;

(c)
any of the Cell Line, the Micromet Process, other Micromet Materials, and Micromet Technology not owned by Micromet are licensed to Micromet under a licence which will permit their use by Lonza to perform the Works and Services;

(d)
Micromet has the right to disclose the Micromet Confidential Information and to allow the use of the Micromet Confidential Information by Lonza for the purposes of and in accordance with the terms of this Agreement, and the disclosure of the Micromet Confidential Information from Micromet to Lonza and the use of such Micromet Confidential Information by Lonza in accordance with the terms of this Agreement does not constitute [***];

(e)
Micromet has agreed to indemnify [***] regarding the transfer of Micromet Technology and Micromet Materials and such indemnification obligations correspond to (or go beyond) the obligations in Section 3.6 of the [***];

(f)
on the Effective Date and to the best of Micromet's knowledge and belief, the timescales as set out in the Project Plan are realistic and Micromet will be able to provide the Micromet Technology and the Micromet Materials to perform the Works and Services in a timely manner;

(g)	on the Effective Date and to the best of Micromet's knowledge and belief, no additional work is required to achieve the Deliverables;

(h)
on the Effective Date and to the best of Micromet's knowledge and belief, the use by Lonza of the Cell Line, the Micromet Process, other Micromet Materials and the Micromet Technology for the Works and Services (including without limitation the manufacture of the Product and excluding any modifications or steps made or developed by Lonza and the Lonza Technology) will not infringe any Intellectual Property of any Third Party (provided, however, that Lonza shall waive any breach of this warranty which arises if a court of competent jurisdiction determines that the use by Lonza of the Cell Line, other Micromet Materials or the Micromet Technology for the Works and Services infringes the Intellectual Property of a Third Party, provided that and for so long as Micromet actually indemnifies Lonza pursuant to Clause 9.5 below);

(i)	the Micromet Process had been used to manufacture Product in accordance with cGMP and the Specifications; and

(j)
Micromet will promptly notify Lonza in writing if it receives or is notified of a claim from a Third Party that the Cell Line, the Micromet Process, other Micromet Materials, the Micromet Confidential Information, Micromet Technology or that the use by Lonza thereof for the provision of the Works and Services infringes any Intellectual Property of such Third Party.

For the avoidance of doubt, Section 3.3 of the [***] does in no way limit the warranties given under this Clause 9.2.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

9.3
Disclaimer:  THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND, EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, ALL OTHER WARRANTIES, BOTH EXPRESS AND IMPLIED, ARE EXPRESSLY DISCLAIMED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.4
Indemnification by Lonza: Subject to Clause 9.6 below, Lonza shall defend, indemnify and hold harmless each of Micromet, its Affiliates, and their directors, officers, and employees and the successors and assigns of any of the foregoing (each a "Micromet Indemnitee") from and against any Third Party claims, actions, liabilities, costs and expenses (including court costs and legal fees on a full indemnity basis) that Micromet may suffer arising directly out of

(a)	any breach of the warranties given by Lonza in Clause 9.1 above; or

(b)
any claims alleging that Lonza’s use of the Lonza Process (i.e., claims which do not allege that the Micromet Process is infringing), the Lonza Technology and/or [***] (i.e., claims which do not allege that the use of [***] and/or the [***] is infringing) infringes any rights (including without limitation any Intellectual Property) vested in a Third Party (whether or not Lonza knows or ought to have known the same), provided that there shall be excluded from this indemnity all Micromet revenue; or

(c)	any negligent or willful act or omission of Lonza in relation to the Product.

9.5
Indemnification by Micromet:  Subject to Clause 9.6 below, Micromet shall defend, indemnify and hold harmless each of Lonza, its Affiliates, and their directors, officers, and employees and the successors and assigns of any of the foregoing (each a "Lonza Indemnitee") from and against any Third Party claims, actions, liabilities, costs and expenses (including court costs and legal fees on a full indemnity basis), that Lonza may suffer arising directly out of

(a)	any breach of the warranties given by Micromet in Clause 9.2 above; or

(b)
any claims alleging Lonza’s use of the Cell Line, the Micromet Process, the Micromet Materials or the Micromet Technology infringes any rights (including, without limitation, any Intellectual Property) vested in any Third Party (whether or not Micromet knows or ought to have known about the same) provided that there shall be excluded from this indemnity all Lonza actual or potential revenues other than those which are an integral part of any Price or fees which Micromet is obliged to pay to Lonza under this Agreement; or

(c)	any negligent or wilful act or omission of Micromet in relation to the Product; or

(d)
any claims raised by [***] against Lonza under Section 3.6 (b) and/or (c) of the [***], and any claims resulting from an early termination of the [***] by [***], provided that Micromet is not required to indemnify Lonza of such claims under Clause 9.4 above.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

9.6
Indemnification Procedure: If a Lonza Indemnitee or Micromet Indemnitee (the "Indemnitee") intends to claim indemnification under this Clause 9, it shall promptly notify the other Party (the "Indemnitor") in writing of such alleged liability.  The Indemnitor shall have the right to control the defence thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee; provided, however, that any Indemnitee shall have the right to retain its own counsel at its own expense, for any reason, including if representation of any Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party reasonably represented by such counsel in such proceeding.  The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any liability covered by this Clause 9.  The obligations of this Clause 9.6 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Clause 9.  It is understood that only Lonza or Micromet may claim indemnity under this Clause 9 (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

9.7
Disclaimer of Consequential Damages:  Subject to the second sentence of this Clause 9.7, in no event shall either Party be liable to the other Party for incidental, indirect, special, punitive or consequential damages arising from or related to breach of this Agreement.  The foregoing disclaimer of damages shall not apply in the case of (a) breach of Clause 10 (Confidentiality), (b) personal injury or death, or (c) grossly negligent or intentionally wrongful acts or omissions.

9.8
Limitation of Liability:  Subject to clause 9.7 and to the second sentence of this clause 9.8, in no event shall Lonza’s liability to Micromet for direct damages arising from or related to breach of this Agreement exceed the total maximum aggregate sum payable under this Agreement by Micromet.  The foregoing limitation of liability shall not apply in the case of (a) breach of clause 10 (Confidentiality), (b) personal injury or death, or (c) negligent or intentionally wrongful acts or omissions.

9.9
Insurance:  Lonza and Micromet shall obtain and maintain during the term of this Agreement and for [***] thereafter general liability insurance with a reputable and solvent insurance provider in the amount of [***] per event or linked events.  Such general liability insurance shall insure against all mandatory liability including liability for personal injury, physical injury and property damage.  The Parties shall provide each other with written proof of the existence of such insurance upon request.

9.10
[***]:  In order to execute this Agreement, Micromet has required Lonza to enter into the [***].  Micromet acknowledges and agrees that Lonza has no liability to Micromet under this Agreement or otherwise, should any action or step be taken by [***] and/or Lonza in compliance with the [***].

10.	Confidentiality

10.1
Micromet acknowledges that Lonza Confidential Information, and Lonza acknowledges that Micromet Confidential Information (jointly the "Confidential Information") with which they are supplied by the other pursuant to the Agreement are supplied, subject to Clause 10.5, in circumstances imparting an obligation of confidence and each agrees to keep such Confidential Information secret and confidential and to respect the other's proprietary rights therein and not at any time for any reason whatsoever to disclose or permit such Confidential Information to be disclosed to any Third Party save as expressly provided herein.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

10.2
Micromet and Lonza shall each procure that all their respective employees, consultants, contractors and persons for whom it is responsible having access to Lonza Confidential Information or Micromet Confidential Information shall be subject to the same obligations of confidence as the principals pursuant to Clauses 10.1 and 10.3 and shall be bound by secrecy agreements in support of such obligations.

10.3
Lonza and Micromet each undertake not to disclose or permit to be disclosed to any Third Party other than to those of its officers, employees, agents, consultants, licensees and financial investors that have a need to know the Confidential Information of the disclosing Party for purposes of this Agreement, provided that such disclosure will be made under a confidentiality non-disclosure agreement comprising of terms at least as stringent as the confidentiality provisions under this Clause 10.  [***].

10.4
Notwithstanding Clause 10.3, Lonza and Micromet each undertake not to otherwise make use of or permit to be made use of the Confidential Information of the other Party or except to the extent that the same is required to be disclosed pursuant to subpoena, court order, judicial process or otherwise by law, provided that the receiving Party provides prompt notice to the disclosing Party of such requirement in order to give the disclosing Party an opportunity to timely seek a protective order or other appropriate judicial relief.  In the event the disclosing Party is unable to obtain a protective order or other appropriate judicial relief, the receiving Party shall disclose only that portion of the disclosing Party’s Confidential Information which is legally required to be disclosed, and ensure that all such Confidential Information of the disclosing Party shall be redacted to the fullest extent permitted by law prior to such disclosure and that the disclosing Party shall be given an opportunity to review the Confidential Information prior to its disclosure.

10.5	The obligations of confidence referred to in this Clause 10 shall not extend to any information for which the receiving Party can prove by written evidence that:

(a)	it was or became generally available to the public otherwise than by reason of a breach by the receiving Party of the provisions of this Clause 10;

(b)	it was known to the receiving Party and is at its free disposal prior to its receipt from the disclosing Party;

(c)	it was subsequently disclosed to the receiving Party without being made subject to an obligation of confidence by a Third Party;

(d)
Lonza or Micromet are required to disclose under any statutory, regulatory or similar legislative requirement, subject to the imposition of obligations of secrecy wherever possible in that relation; or

(e)	it was developed by any servant or agent of the receiving Party without access to or use or knowledge of the information by the disclosing Party.

10.6	The Parties acknowledges that:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

(a)
without prejudice to any other rights and remedies that the Parties may have, the Parties agree that the Lonza Confidential Information and Micromet Confidential Information is valuable and that damages may not be an adequate remedy for any breach of the provisions of this Clause 10.  The Parties agree that the relevant Party will be entitled without proof of special damage to seek the remedies of an injunction and other equitable relief for any actual or threatened breach by the other Party;

(b)
save as provided herein Lonza shall not at any time have any right, title, licence or interest in or to the Micromet Technology or any other Intellectual Property vested in Micromet or to which Micromet is entitled; and

(c)
save as provided herein Micromet shall not at any time have any right, title, licence or interest in or to Lonza Confidential Information, the Lonza Technology or any other Intellectual Property relating to the Process which are vested in Lonza or to which Lonza is otherwise entitled.

10.7
All Confidential Information is and shall remain the sole and exclusive property of the disclosing Party.  The receiving Party agrees that upon termination of this Agreement and subject to Micromet's right to retain certain Confidential Information under the Technology Transfer and License Agreement, within [***] thereafter, the receiving Party shall:  (a) cease any use of the Confidential Information, including any [***], and all copies of the foregoing or any portion thereof, in whatever form or medium stored, and (b) transfer all Confidential Information of the disclosing Party, including all documents, samples, summaries, extracts, records or other materials that contain any Confidential Information, in whatever form or medium stored, to the disclosing Party or its designee, and such designee shall be subject to legally binding nondisclosure and use restrictions that are at least as restrictive as the terms of this Agreement, and (c) upon completion of such transfer, certify in writing that such transfer is complete.

11.	Option for [***]

11.1
Lonza hereby grants to Micromet an option to conclude a [***] for the [***].  The terms and conditions of such [***] shall be negotiated in good faith and based on the conditions provided in Schedule 13.  On a regular basis during the term of this Agreement, Lonza will inform Micromet about the lead times for [***] and the Parties will agree on any reasonable updates to Schedule 13, such first update to be agreed after establishment of the Process at Lonza.

11.2	Due to the need of [***], Micromet will [***]. In the event that such [***] is not concluded before regulatory approval for the Product is granted, Micromet's option under this Clause 11 will expire.

12.	Termination of the Agreement, Termination of Certain Works and Services or Slots

12.1	This Agreement shall commence on the Effective Date and shall expire upon completion of the Works and Services, unless earlier terminated in accordance with this Clause 12.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

12.2
If it becomes apparent to either Lonza or Micromet at any stage in the provision of the Works and Services that it will not be possible to complete the Works and Services for scientific or technical reasons, such issue shall be discussed in the Steering Committee and a [***] period shall be allowed for good faith discussion and attempts to resolve such problems or to agree on a mutual termination of this Agreement. If such problems are not resolved within such period, Micromet shall be entitled to terminate the Agreement forthwith by notice in writing and with immediate effect.  Furthermore, Micromet may in its sole discretion terminate this Agreement in whole or terminate certain Works and Services or production slots of the Project Plan at any time for any reason by giving not less than [***] notice in writing to Lonza.  In the event of any such termination outlined above, Micromet shall pay to Lonza a termination sum calculated by reference to all the Works and Services performed by Lonza prior to such termination (including a pro rata proportion of the Price for any stage of the Works and Services which is in process at the date of termination) and all expenses reasonably incurred by Lonza in giving effect to such termination, including the costs of terminating any commitments entered into under the Agreement, provided, however, that Lonza will make all reasonable efforts to use any materials and services intended for Micromet for other purposes.  The termination sum shall not exceed the unpaid Price for the stage in process and any prior stages and no re-imbursement to Lonza is owed by Micromet in the event notice to terminate Works and Services pursuant to this Clause 12.2 is issued to Lonza more than [***] before Lonza's then estimated start date for any stage.

12.3
In the event of termination pursuant to Clause 12.2 and subject to Clauses 12.5, 12.6 and 12.7 Micromet shall pay Lonza a termination sum regarding terminated production slots calculated in accordance with the principles of Clause 12.2 above plus:

(a)
in the event notice to terminate Works and Services pursuant to this Clause 12.3 is issued to Lonza [***] or less before Lonza’s then estimated start date for any stage of those Works and Services which include activities in Lonza’s cGMP fermentation and/or purification facilities (i.e., the cGMP Batches), or is issued to Lonza at any time during any such stage, Micromet shall pay Lonza a sum equal to [***] [***], which payment to Lonza shall become due on the date of termination of such Works and Services; or

(b)
in the event notice to terminate Works and Services pursuant to this Clause 12.3 is issued to Lonza more than [***] but not more than [***] before Lonza’s then estimated start date for any stage of those Works and Services which include activities in Lonza’s cGMP fermentation and/or purification facilities (i.e. the cGMP Batches), Micromet shall pay Lonza a sum equal to [***] [***]; which payment to Lonza shall become due on the date of termination of such Works and Services; or

(c)
in the event notice to terminate Works and Services pursuant to this Clause 12.3 is issued to Lonza more than [***] but not more than [***] months before Lonza’s then estimated start date for any stage of those Works and Services which include activities in Lonza’s cGMP fermentation and/or purification facilities (i.e. the cGMP Batches), Micromet shall pay Lonza a sum equal to [***] [***]; which payment to Lonza shall become due on the date of termination of such Works and Services.

The price of the [***] shall not include the [***].  Any [***] ordered at the time of termination which cannot be used by Lonza for other purposes will be paid by Micromet and Micromet may request transfer of such [***] to Micromet.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

No re-imbursement to Lonza is owed by Micromet in the event notice to terminate Works and Services pursuant to this Clause 12.3 is issued to Lonza more than [***] months before Lonza's then estimated start date for any Batch.  Furthermore and for the avoidance of doubt, no re-imbursement to Lonza is owed by Micromet [***]

12.4
Lonza shall use commercially reasonable efforts to otherwise [***].  The obligation to make payment under Clause12.3 shall be reduced (retrospectively, and hence Lonza shall make an appropriate refund to Micromet) to the extent that Lonza mitigates its loss in this regard (and Lonza shall promptly notify Micromet of any such mitigation).  This provision shall not entitle Micromet to be refunded an amount greater than that paid by Micromet to Lonza pursuant to this Clause 12 and Lonza shall be entitled to deduct from the amount due to be refunded to Micromet its reasonable personnel and associated costs in attempting to mitigate its loss.

12.5
For the avoidance of doubt activities relating to cGMP fermentation shall be deemed to commence with the date of removal of the vial of cells from frozen storage for the performance of the fermentation.

12.6
The Parties may each terminate the Agreement forthwith by notice in writing to the other Party if the other commits a material breach of the Agreement (which shall include a breach of the warranties set out in Clause 9 above) which in the case of a breach capable of remedy is not remedied within [***] in the event of a breach of payment obligations, and within [***] in the event of any other breach, of the receipt by the other of notice identifying the breach and requiring its remedy.

12.7	Micromet may terminate this Agreement forthwith by notice in writing to Lonza upon the occurrence of any of the following events:

(a)	[***];

(b)	[***];

(c)	[***].

12.8	Upon the termination of this Agreement for whatever reason:

(a)
Lonza shall promptly return to Micromet all Micromet Know How and shall dispose of or return to Micromet the Micromet Materials, the Micromet Cell Line and the Micromet Process and any materials therefrom, as directed by Micromet;

(b)	Micromet shall promptly return to Lonza all Lonza Confidential Information it has received from Lonza;

(c)	Lonza shall summarize all Works and Services performed up to the termination of the Agreement and provide such summary documents to Micromet;

(d)	subject to Clause 14 below, Micromet shall not thereafter use or exploit the Lonza Technology in any way whatsoever; and

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

(e)	Lonza and Micromet shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Clause 12.8.

12.9
Termination of this Agreement for whatever reason shall not affect the accrued rights of either Lonza or Micromet arising under or out of this Agreement and all provisions which are expressed to survive the Agreement shall remain in full force and effect.

13.	[***]

Lonza agrees that [***] of the [***] for the [***] or [***], it shall not, directly or indirectly:

(a)	engage in, continue in or carry on [***] as the [***] or [***], including [***] which is so engaged;

(b)	consult with, advise or assist in any way, whether or not for consideration, any corporation or other business organization [***] as the [***] or [***];

(c)	engage in any practice the purpose of which is to evade the provisions of this [***];

provided, however, that the foregoing prohibition does not extend to [***] of the [***] of the [***].

14.	Technology Transfer and License

At any time during the course of this Agreement [***], Micromet has the option to conclude the Technology Transfer and License Agreement between Micromet and Lonza attached hereto as Schedule 14, in order to allow Micromet (or a [***] designated by Micromet) to replicate the Process (as it exists at the date of such request) in the manufacture of the Product in order to either establish a second source for supply or to transfer manufacturing to a Third Party, provided, however, that [***]).  Following exercise of the option and provided [***] of Lonza have been used for the manufacture of Product, Lonza shall supply to Micromet such information and assist Micromet regarding access to [***], as is agreed therein.

15.	Force Majeure

15.1
If Lonza is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and shall give written notice thereof to Micromet specifying the matters constituting Force Majeure together with such evidence as Lonza reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, Lonza shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue.

15.2
The expression "Force Majeure" shall be deemed to include any cause affecting the performance by Lonza of the Agreement arising from or attributable to acts, events, acts of God, omissions or accidents beyond the reasonable control of Lonza.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

16.	Governing Law, Jurisdiction and Enforceability

16.1	The construction, validity and performance of the Agreement shall be governed by the laws of Switzerland.

16.2
No failure or delay on the part of either Lonza or Micromet to exercise or enforce any rights conferred on it by the Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

16.3
Any disputes relating to issues arising from this Agreement shall, in the absence of resolution within [***] of the dispute arising, be referred to the [***] of Micromet and Lonza, who shall discuss the matter and attempt to resolve it by mutual consent.  The [***] of Micromet and Lonza shall meet once face-to-face within [***] to discuss and resolve the dispute.  If the dispute cannot be resolved within [***], either Party may, by written notice to the other Party, invoke the mediation procedure set out in Clause 16.4 below.

16.4
If a dispute arises between the Parties that the Parties cannot resolve pursuant to Clause 16.3 above, the Parties agree to try to solve such dispute amicably by mediation.  The Parties shall conduct a mediation procedure according to the ICC ADR Rules of the International Chamber of Commerce (ICC) in effect on the date of the commencement of the mediation proceedings.  The location of the mediation proceedings will be Basel. The number of mediators will be one (1).  The language of the mediation proceeding will be English.  If the dispute has not been settled pursuant to the said rules within [***] following the filing of a request for mediation or within such other period as the Parties may agree in writing, either Party may submit the dispute to final and binding arbitration.

16.5
Any dispute relating to the validity, performance, construction or interpretation of this Agreement, which cannot be resolved amicably between the Parties, shall be submitted to arbitration in accordance with the ICC Arbitration Rules of the International Chamber of Commerce.  The decision of the arbitrators shall be final and binding upon the Parties (absent manifest error on the part of the arbitrator(s)) and enforceable in any court of competent jurisdiction.  The location of arbitration will be Basel.  The arbitration will be heard and determined by one (1) arbitrator, who will be jointly selected by Lonza and Micromet.  If, within [***] following the date upon which a claim is received by the respondent, the Parties cannot agree on a single arbitrator, the arbitration will be heard and determined by three (3) arbitrators, with one arbitrator being appointed by each Party and the third arbitrator being selected by the two Party-appointed arbitrators.  If either Party fails to select an arbitrator, or if the Party-appointed arbitrators cannot agree on a third arbitrator within [***] of the respondent receiving the claim, such arbitrator will be appointed by the International Court of Arbitration according to the ICC Rules.  The arbitration award that is consistent with the provisions of this Agreement that is so given will be binding upon the Parties, accompanied by a reasoned opinion in writing (in English), and the judgment on the award may be entered in any court having competent jurisdiction thereof.  Each Party will bear its own costs and expenses (including its attorney’s fees) associated with any arbitration initiated under this section, and each Party will bear an equal share of the arbitrators’ and administrative fees associated with any arbitration initiated under this section.  The language of the arbitration proceeding will be English.  Notwithstanding the provisions of this Clause 16.5, each Party shall have the right to seek preliminary or permanent injunctive or other equitable relief in any court of competent jurisdiction as such Party deems necessary to preserve its rights and to protect its interests.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

16.6	Nothing in this Clause 16 shall prevent a Party from exercising any right under this Agreement, including the right of termination under Clause 12 above.

17.	Notices

17.1
Any notice or other communication to be given under this Agreement shall be delivered personally or sent by facsimile transmission, or if facsimile transmission is not available, by first class pre-paid post addressed as follows:

(a)	If to Lonza to:	Lonza Sales AG
Muenchensteinerstrasse 38
CH-4402 Basel
Switzerland
Facsimile: +41 61 316 8329
Attention: The Head of Legal Services

	with a copy to:	Lonza Biologics plc
228 Bath Road
Slough
Berkshire SL1 4DX
England
Facsimile: +44 1753 777001
Attention: The Head of Legal Services

(b)	If to Micromet to:	Micromet AG
Staffelseestrasse 2
D-81477 Munich
Germany
Facsimile: +49-89-895 277 205
Attention: Head of Business Development

	with a copy to:	Micromet, Inc.
6707 Democracy Boulevard
Suite 505
Bethesda, MD 20817
United States of America
Attention: General Counsel
Facsimile: +1 240 752-1425

or to such other destination as either Party hereto may hereafter notify to the other in accordance with the provisions of this Clause 17.

17.2	All such notices or other communications shall be deemed to have been served as follows:

(a)	if delivered personally, at the time of such delivery;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

(b)	if sent by facsimile, upon receipt of the transmission confirmation slip showing completion of the transmission;

(c)	if sent by first class pre-paid post, ten (10) business days (Saturdays, Sundays and Bank or other public holidays excluded) after being placed in the post.

18.	Illegality

18.1
If any provision or term of this Agreement or any part thereof shall become or be declared illegal, invalid or unenforceable for any reason whatsoever including but without limitation by reason of the provisions of any legislation or other provisions having the force of law or by reason of any decision of any Court or other body or authority having jurisdiction over the Parties hereto or this Agreement including the EC Commission or the European Court of Justice:

(a)	such provision shall, so far as it is illegal, invalid or unenforceable, be given no effect by the Parties and shall be deemed not to be included in this Agreement;

(b)	the other provisions of this Agreement shall be binding on the Parties as if such provision was not included therein; and

(c)
the Parties agree to negotiate in good faith to amend such provision to the extent possible for incorporation herein in such reasonable manner as most closely achieves the intention of the Parties without rending such provision invalid or unenforceable.

19.	Quality Agreement

Simultaneously with the execution of this Agreement, the Parties will enter into a separate quality agreement as annexed hereto as Schedule 10 ("Quality Agreement").  The Quality Agreement and its Exhibits supplement this Agreement.  To the extent that inconsistencies exist between the contents of the Quality Agreement and this Agreement, the stipulations of this Agreement shall prevail.

20.	Miscellaneous

20.1
Lonza shall be entitled to instruct one or more of its Affiliates to perform any of Lonza’s obligations contained in this Agreement, but Lonza shall remain fully responsible in respect of those obligations.  Subject thereto, neither Party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld or delayed, save that either Party shall be entitled without the prior written consent of the other Party to assign, transfer, charge, sub-contract, deal with or in any other manner make over the benefit and/or burden of this Agreement to a successor of that Party’s business by reason of merger, sale or license of all or substantially all of its assets related to this Agreement or any other form of acquisition.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

20.2
The obligations of the Parties under Clauses 8 (Intellectual Property), 9 (Warranties and Indemnification), 10 (Confidentiality), and 12.8 and 12.9 (consequences of termination) and 14 (Technology Transfer and License) shall survive the termination of this Agreement for any reason.

20.3
The press releases that Micromet and Lonza will issue upon execution of this Agreement are attached hereto as Schedule 15.  The text of any further press release or other further communication to be published by or in the media concerning the subject matter of the Agreement shall require the prior written approval of Lonza and Micromet.

20.4
The Agreement embodies the entire understanding of Lonza and Micromet and there are no promises, terms, conditions or obligations, oral or written, expressed on implied, other than those contained in the Agreement.  The terms of the Agreement shall supersede all previous agreements (if any) which may exist or have existed between Lonza and Micromet relating to the Works and Services.

20.5	The Parties to this Agreement do not intend that any term hereof should be enforceable by any person who is not a Party to this Agreement.

20.6
No variation of or addition to this Agreement or any part thereof shall be effective unless in writing and signed on behalf of both Parties.  Notwithstanding the above the Parties hereby confirm that amendments to the Specifications shall be effective if reduced to writing and signed by the quality and/or regulatory representative of both Parties, which quality and/or regulatory representative shall be nominated from time to time by each Party.

List of Schedules:

Schedule 1:	Micromet Materials including Cell Line Particulars
Schedule 2:	Product Specifications
Schedule 3:	Prices and Terms of Payment
Schedule 4:	Identification of Lonza Know How
Schedule 5:	List of Lonza Patent Rights
Schedule 6:	Identification of Micromet Know-How
Schedule 7:	List of Micromet Patent Rights
Schedule 8 A:	Project Plan up to Stage 30
Schedule 8 B:	Project Plan for pre-LA (as of Stage 31)
Schedule 9:	[***] Agreement
Schedule 10:	Quality Agreement
Schedule 11:	Testing of Product
Schedule 12:	Territories
Schedule 13:	Terms and Conditions for [***]
Schedule 14:	Technology and License Agreement
Schedule 15:	Micromet Press Release and Lonza Press Release

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
Execution Copy

AS WITNESS the hands of the duly authorised representatives of the Parties hereto the day and year first above written.

Micromet AG	Lonza Sales AG

Signature:	/s/ Jens Hennecke	Signature:	/s/ Una Hultry
Printed Name:	Jens Hennecke	Printed Name:	Una Hultry
Title:	SVP Business Development	Title:	Authorized Signatory

Signature:	/s/ Patrick Baeuerle	Signature:	/s/ Gerry Kennedy
Printed Name:	Patrick Baeuerle	Printed Name:	Gerry Kennedy
Title:	SVP, Chief Scientific Officer	Title:	Authorized Signatory

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 1

Micromet Materials including Cell Line Particulars

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 2
Product Specifications

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 3

Price and Terms of Payment

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 4

Identification of Lonza Know-How
(to be licensed to Micromet under Schedule 14)

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 5

List of Lonza Patent Rights

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 6

Identification of Micromet Know How

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 7

List of Micromet Patent Rights

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 8 A

Project Plan

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 8 B

Project Plan for pre-LA (as of Stage 31)

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

 SCHEDULE 9

[***] AGREEMENT

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 10

TO THE DEVELOPMENT AND SUPPLY AGREEMENT
Dated November 23, 2009

LONZA SALES AG

AND

MICROMET AG

QUALITY AGREEMENT

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10

THIS QUALITY AGREEMENT is made

BETWEEN

1.	LONZA SALES AG, of Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as "Lonza") and

2.	MICROMET AG, of Staffelstrasse 2, D-81477, Munich, Germany (hereinafter referred to as "Micromet")

WHEREAS:

A
Lonza and Micromet have entered into a Development and Supply Agreement pursuant to which Lonza agreed to provide Micromet with development, manufacturing and supply services ("Works and Services") for Micromet's Intermediate Biological (Investigational) Medicinal Product (IB(I)MP) MT103 (also known as Blinatumomab) for use as proprietary investigational medicinal product (the "Product").

B.
The Parties now wish to further define the pharmaceutical roles and responsibilities of each Party for the Manufacture, testing and Release of Product with respect to relevant current Good Manufacturing Practices ("cGMP") and Applicable Laws. Nothing in this Quality Agreement shall limit a Party’s obligation to comply with cGMP and Applicable Laws (as defined below) on the occasion that Lonza Manufactures Product for Micromet for further manufacturing use in the preparation of human drug products for clinical trial supply.

C
This Quality Agreement takes the form of a detailed checklist of the activities associated with the production, analysis, release, and distribution of Product. Responsibility for each activity is assigned to either Lonza and/or Micromet in the appropriate box in the delegation responsibility checklist that follows. To facilitate routine communications between the Parties, a list of key contacts is provided in Annex 1. For each responsibility listed, the respective Party is required to put into effect all applicable procedures and to take all necessary actions to execute that responsibility in accordance with cGMP and Applicable Laws.

D.
The Parties wish that Lonza, having particular expertise in the activities contained in this Quality Agreement (as defined below), may perform the activities and obligations set forth in this Quality Agreement.

 *** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10

Table of Contents

1	.	Preface / Overall Responsibilities		4
2	.	Definitions and Interpretation		5
3	.	Facilities / Materials Controls		8
		3.1	Organization and Key Personnel	8
		3.2	Buildings, Facilities, Utilities and Equipment	9
		3.3	Raw Materials Controls	10
4	.	Process Controls		11
		4.1	Cell Banks	11
		4.2	Product Specification	11
		4.3	Production, Process Handling and Process Control	11
		4.4	Product Storage, Labeling, Packaging and Shipment	13
5	.	Quality Control Laboratories		13
		5.1	QC Laboratory Controls	13
6	.	Quality Assurance / Quality Management Systems		15
		6.1	Complaints, Recalls and Adverse Events	15
		6.2	Batch Review and Product Disposition	16
		6.3	Records Retention	16
		6.4	Deviations / Investigation Reports	16
		6.5	Change Control Procedures	17
7	.	Regulatory Authorizations and Inspections		18
		7.1	Regulatory Agency Inspections	18
		7.2	Regulatory Authorizations / Submissions	18
8	.	Micromet Oversight		19
		8.1	Audit Allowance	19
		8.2	Periodic Review of Quality Agreement	20
9	.	Term		21
10	.	Miscellaneous		22
		Annex 1 - Key Contacts		23
		Annex 2 - Multi Site Responsibilities Matrix		24
		Annex 3 - Additional Considerations for IB(I)MP Intended for Commercial Use		25
		Annex 4 - Information to be provided to Micromet		26

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10

NOW IT IS AGREED as follows:

1.           Preface / Overall Responsibilities

1.1
This Quality Agreement outlines the responsibilities of Micromet and Lonza with respect to the quality assurance of Product Manufactured by Lonza for Micromet under the terms of the Development and Supply Agreement and in accordance with cGMP and Applicable Laws.

1.2
Micromet acknowledges that certain activities and obligations under the Quality Agreement may be performed by Lonza’s Affiliates having expertise in the relevant areas, provided that (i) Lonza shall remain responsible to Micromet for the acts and omissions of their Affiliates; and (ii) Micromet is at any time informed which of Lonza's Affiliates is in charge of that certain activities and obligations.

1.3
The following delegation responsibility checklist describes generic quality activities that are to be performed by both Parties for Product used by Micromet for further manufacturing use in the preparation of human drug products for clinical trial supply / in market supply.  The specific Works and Services to be provided by Lonza are set out in the Development and Supply Agreement (and any amendments to the Development and Supply Agreement) on Price and other terms accepted by both Parties.

1.4
Lonza is responsible for ensuring that the quality requirements for Product are as specified in the approved Product Specification and that Product is Manufactured in accordance with cGMP and all Applicable Laws.

1.5	Lonza is responsible for final review, approval and QP certification of the Product for further processing.

1.6	LONZA is responsible for analytical testing of the Product and the further processed Drug Product.

1.7	Micromet or its designee is responsible for shipping and the final review, approval and Release of the final Drug Product for use in clinical trial supply.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
2.            Definitions and Interpretation

For purposes of this Quality Agreement, the following terms shall have the following meanings unless the context requires otherwise. Capitalized terms used herein and not defined herein shall have the meaning as defined in the Development and Supply Agreement.

Applicable Laws
means all applicable provisions of all statutes, laws, rules, regulations, administrative codes, permits and licenses from regulatory authorities or agencies applicable to the Manufacture of the Product;

Batch	means the total Product (Drug Substance) obtained from the fermentation and associated purification using the Process and carried out in accordance with cGMP and Applicable Laws;

Batch Records	means the completed documentation associated with the manufactured Product on each Batch for official and cGMP compliant documentation purposes;

Certification
means a certification of any Batch by a Qualified Person for further processing confirming that the Batch is manufactured in accordance with the relevant requirements for human use (as defined in Directive 2001/83/EC for medicinal products for human use), commonly known as “QP batch release”;

CofA	means Certificate of Analysis;

CofC	means Certificate of Compliance;

cGMP
means current Good Manufacturing Practice and general biologics products standards as promulgated under the European Commission Directives 91/356/EEC, as amended by Directive 2003/94/EC, and 91/412EEC respectively; the International Committee for Harmonisation (ICH) Q7 Guideline on Good Manufacturing Practice for Active Pharmaceutical Ingredients; the U.S. Federal Food, Drug and Cosmetic Act found in Title 21 of the U.S. Code of Federal Regulations (CFR), including but not limited to Parts 210, 211 and Parts 11, 310 et seq., 600 to 610, the European Commission Guidelines of Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 2003/94/EC (Eudralex – Volume IV) and the respective Japanese directives and guidelines by the Japanese authorities, as applicable. Lonza meets EU GMP requirements as defined in Eudralex - Volume IV Good Manufacturing Guidelines by the European Commission for medicinal products for human and veterinary use (EU-GMP Guidelines);

Development and Supply Agreement	means the Development and Supply Agreement to which this Quality Agreement is attached as Schedule 10;

Drug Product	Product or a combination of Product with other substances being in its final container suitable for administration to human beings (bulk unlabeled and final product labeled).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
Drug Product Specification
means the specification for Drug Product, set forth under Sections B and C of Schedule 2 of the Development and Supply Agreement, and any amendments to any of the foregoing specifications regarding the Drug Product as agreed upon by the Parties from time to time;

Facility/ Facilities
means the facilities of Lonza where the Product is Manufactured in compliance with cGMP and Applicable Laws. Facilities of sub-contractors of Lonza shall only be deemed Facilities under this Quality Agreement upon prior written approval of Micromet;

FDA	means U.S. Food and Drug Administration;

FEFO	means First Expired First Out;

FIFO	means First In First Out;

ICH	means International Conference on Harmonization;

IB(I)MP	means Intermediate Biological (Investigational) Medicinal Product also known as Drug Substance;

Manufacture / Manufacturing
means and includes all operations of the Process used by Lonza for the production of the Product in accordance with the Product Specification and cGMP, i.e., receipt of materials, production, packaging, repackaging, labeling, relabeling, quality control, quality assurance, Release, storage and distribution of the Product;

Product	means IB(I)MP of MT103 Manufactured under the Development and Supply Agreement in accordance with the Product Specifications, cGMP and Applicable Laws;

Product Specification
means the receiving, in-process and finished Product specification for Drug Substance, set forth in Section A of Schedule 2 of the Development and Supply Agreement applicable to the Product, as amended in accordance with the Development and Supply Agreement and this Quality Agreement, and any amendments to any of the foregoing specifications regarding the Product as agreed upon by the Parties from time to time;

Qualified Person/ QP
means a person qualified pursuant to Applicable Laws confirming that the Batch is in accordance with the relevant requirements (as defined in Directive 2001/83/EC for medicinal products for human use);

Quality Agreement	means this Quality Agreement which is attached to the Development and Supply Agreement as Schedule 10;

Raw Materials	means all raw materials, supplies, components and packaging necessary to Manufacture the Product in accordance with the Product Specification, but not including the Product

Reprocessing
means the process by which a lot or portion of a lot is purified through repeat of established and approved Manufacturing steps to produce Product that meets appropriate standards, specifications and any other relevant control limit criteria;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10

SOP(s)	means the standard operating procedures in effect at Lonza which are applicable to the Manufacture of the Product and which comply with cGMP and applicable Laws;

TSE/BSE	means Transmissible Spongiform Encephalopathy / Bovine Spongiform Encephalopathy.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
3.           Facilities / Materials Controls

3.1 Organization and Key Personnel
Lonza Responsibility	Micromet Responsibility
•     Will maintain a quality unit that is independent of the production unit and has the responsibility and authority to approve or reject components, Raw Materials/ [***], bulk packaging materials, Product, SOPs, master Batch Records, deviation/investigations, and executed production Batch Records.
N/A

• Will provide and document initial and on-going cGMP and process specific technical training of employees involved in GMP operations.	N/A

•     Will ensure that the use of consultants is supported by documented verification that the consultant(s) has(have) the sufficient education, training, experience, or any combination thereof, to advise on the subject for which they are retained.
N/A

•     Ensure and allocate adequate number of personnel have appropriate training, skills, knowledge and experience to perform and supervise the Manufacture and testing of the Product and the Drug Product in accordance to cGMP and Applicable Laws.
N/A

• Will ensure that responsibilities and procedures applicable to the quality unit are documented in writing and consistently followed.	N/A

•     Will conduct internal audits of all relevant activities to ensure compliance with cGMP and applicable SOPs. Audit findings and corrective actions will be documented, brought to the attention of Lonza’s Facility management, and resolved in a timely and effective manner.
N/A

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
3.2 Buildings, Facilities, Utilities and Equipment
Lonza Responsibility	Micromet Responsibility
• Ensure Facilities, premises, environment, utilities, equipment and computerised systems are properly designed, validated and maintained in accordance with cGMP and Applicable Laws.	N/A

•     Will be responsible for ensuring that any Facility owned and operated by a sub-contractor who performs GMP relevant work operates in compliance with cGMP and Applicable Laws. Will inform Micromet in advance of its intent to sub-contract. Will sub-contract only upon written approval from Micromet for sub-contracting.
• Approval of Facilities.

• Provide a list, upon request, to Micromet of any sub-contractors used to perform GMP operations, or GMP support operations.	• Review list.

• Maintain controlled access to Facilities.	N/A

•     Via change control will notify Micromet as soon as reasonably practicable of any known changes in ownership of sub-contractors used by Lonza (See Change Control Section under Section 6.5 for further details).
N/A

• Ensures appropriate separation and controls are in place for operation of multi-product Facilities. An example of a multi site responsibilities matrix is attached hereto as Annex 2.	N/A

• Review data provided by Micromet.	• Upon request, will provide Lonza with Product data/samples required to conduct cleaning studies.

• Label and store any Product dedicated equipment to adequately prevent unintended use for other products.	N/A

• Maintain an environmental water and clean steam monitoring program to ensure compliance with environmental monitoring regulations and SOPs.	N/A

• Will qualify, maintain and calibrate equipment and utility services associated with Manufacturing the Product in accordance with cGMP, Applicable Laws, and SOPs.	N/A

•     Will ensure, via validation or verification, that cleaning processes carried out on Product contact surfaces between batches of different products and Raw Materials/[***] are adequate to prevent contamination.
N/A

• Will maintain complete and accurate cleaning and use logs of equipment used for the Manufacture of Product	N/A

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10

3.3 Raw Materials Controls
Lonza Responsibility	Micromet Responsibility
• Source, test and release Raw Materials and/or primary packaging of appropriate quality for processing of Product.	N/A

• Ensure that all animal derived Raw Materials used for Product are appropriately tested in line with cGMP and Applicable Laws.	• As applicable, provide information to Lonza on any known animal derived Raw Materials requested for use in the Manufacturing.

• Assess and approve Suppliers of Raw Materials and components in accordance with the relevant Lonza SOPs.	N/A

•     Retain representative samples of critical Raw Materials, as appropriate and in accordance with the relevant SOP(s) and cGMP for retention samples;

•     Store, under appropriate conditions, a quantity sufficient to perform at least two (2) full analyses, according to the relevant SOP.

N/A
• Establish and maintain specifications for GMP materials as per SOPs.	• As applicable, specify any special requirements for specifications of GMP materials used in the process.

• Utilize either FEFO or FIFO strategy for consumption of GMP materials.	N/A

• Use Product bulk packaging and labelling information specified by Micromet; • If not specified by Micromet, utilize Lonza generic bulk packaging and labelling configurations as per SOP(s).	• Approve Product bulk packaging and information on the label

• Will be responsible for maintenance of specifications of the Raw Materials / [***].	N/A

N/A	• Will approve all sources of Raw Materials/ [***] and other materials used in the process.

• Will be responsible for procurement, storage, sampling, testing, release, assigning expiration or re-test dating, and maintaining records for each delivery of Raw Materials/[***].	N/A

•     Will maintain a program to audit (if required) and qualify suppliers of  critical Raw Materials/ [***] used in the Manufacturing of   Product to ensure full compliance with cGMP and Applicable Laws and to verify the status of Raw Materials/[***] of animal origin with respect to Transmissible Spongiform Encephalopathy (TSE) issues.
N/A

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10

4.           Process Controls

4.1        Cell Banks

Lonza Responsibility	Micromet Responsibility
• Review and approve characterisation data and store working stock of Cell Banks in accordance with the Development and Supply Agreement and Applicable Laws.	• Supply Cell Banks and characterisation data.

• Discuss any unexpected result with Micromet and agree action(s) to be taken.	• If Cell Banks are tested by any other organisation other than Lonza, any unexpected results must be reported to Lonza within [***].

• Review data.	• Provide shipping validation for shipping container used to ship Cell Banks.

• Will store the [***] (as well as the [***] [***] after generation through Lonza) [***].	N/A

• Prepare, characterize and store [***] per SOPs.	N/A

4.2 Product Specification
Lonza Responsibility	Micromet Responsibility
• Jointly review, approve and issue the following Product Specification(s) as required per Development and Supply Agreement: • IB(I)MP • Drug Product.
•     Jointly review and approve, via the Micromet approval form, the following Product Specification(s) as required per Development and Supply Agreement:

•      IB(I)MP

•      Drug Product.

•     Complete review, resolution of any questions and approval of Product Specification within [***] from date of receipt or within another timeline that has been mutually agreed by Micromet and Lonza.

• In accordance with Lonza Quality Standard GROUP-2500, jointly review, approve and issue the master certification documents (e.g. CofA, CofC...etc), as required per Micromet.
•     Review and approve, via the Micromet approval form, the required master certification documents, as applicable;

•     Complete review, resolution of any questions and approval of master product certification documents within [***] from date of receipt or within another timeline that has been mutually agreed by Micromet and Lonza.

4.3 Production, Process Handling and Process Control
Lonza Responsibility	Micromet Responsibility
• Prepare, approve and maintain process documents relating to facility, equipment and test methods.	N/A

• Will develop, optimize and scale up Manufacturing processes in compliance with the requirements set forth in the guideline ICH Q8,R1 (Pharmaceutical Development) and make use of Quality by Design.	N/A

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
•     Will perform quality risk management as Part of development in compliance with the requirements set forth in chapter II.3 of the guideline ICH Q9 (Pharmaceutical Development) and therefore will:

•     assess the critical attributes of Raw Materials;

•     identify critical process parameters and establish manufacturing controls.
N/A

• Will compile a development report in a form suitable for incorporation into regulatory submissions (i.e. IMPD/IND).	N/A

• Will ensure that Product Manufactured is appropriately tested according to agreed upon sampling and testing plans, Product Specification and approved procedures.	N/A

• Jointly review, approve and issue process descriptions.
•     Complete review of technical content, resolution of any questions and approval of process description within [***] from date of receipt or within another timeline that has been mutually agreed by Micromet and Lonza. Approval to be captured via the Micromet approval Form;

•     Subsequent updates to technical content will be captured by change control (see under Section 6.5 below).

• Prepare master Batch Records for each processing step and make available for Micromet to review during audit or other mutually defined frequency.	• Review master Batch Records for accuracy of technical content for each processing step and agree.

• Define specifications and perform in-process controls and testing program.	• Agree in-process testing strategy.

•     With Micromet, define process validation plans and timing for Product including analytical validation and stability studies;

•     Annex 3 contains additional considerations for Product intended for commercial use.

•   With Lonza, define process validation plans and timing for Product including analytical validation and stability studies;

•     Annex 3 contains additional considerations for Product intended for commercial use.

• Designate unique Batch numbers for Raw Materials, process materials and Product.	N/A

•     Maintain the Specifications file for Product

•     Notify Micromet of any changes to the Specifications file;

•     Assurance of consistency of current Specifications file and IMPD/ IND versions and notify Micromet.
N/A

• Unless due to emergency whereby product integrity is at risk, Lonza will not Reprocess Product without prior notification and written approval of Micromet.
•     If notification received prior to Reprocessing by Lonza, complete review, resolution of any questions and approval of Reprocessing requests within [***];

•     Following emergency Reprocessing by Lonza, complete review, resolution of any questions and approval of Reprocessing deviation/investigation within [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
• Provide documented reason and justification for Reprocessing event.	N/A

• With Micromet, agree the appropriate testing required prior to the release of processed or Reprocessed Product.	• With Lonza, agree the appropriate testing required prior to the release of processed or Reprocessed Product.

4.4 Product Storage, Labeling, Packaging and Shipment
Lonza Responsibility	Micromet Responsibility
• Will maintain procedures to ensure Product is stored under appropriate environmental conditions as defined by Micromet.	• Specify to Lonza all applicable storage requirements for Product.

• Store, label and package (including transport packaging) Product as defined in the Product Specification.	N/A

• Notify Micromet of proposed shipment date.	• Agree shipment date.

• Ship Product on behalf of Micromet to locations designated by Micromet.	• Acknowledge receipt of Product in writing within [***] of receipt.

• Provide generic shipping validation data, where available, for Product if requested by Micromet.	• Provide Product specific shipping validation OR, where applicable, request in writing to utilize Lonza generic shipping validation for Product.

• If Product is to be shipped under quarantine ensure written confirmation received from Micromet to authorise shipment of Product under quarantine prior to shipment.	• Provide Lonza with written confirmation to authorise shipment of Product under quarantine.

5.          Quality Control Laboratories

5.1        QC Laboratory Controls
Lonza Responsibility	Micromet Responsibility
• Assess and approve contract testing laboratories for Raw Material, Cell Banks, Product Release testing and Drug Product testing.	N/A

• Notify Micromet of contract testing laboratories used for Product Release testing and Drug Product testing.	• Agree proposed use of contract testing laboratories.

• Audit contract testing laboratories in accordance with GxP guidelines and confirm audit to Micromet in writing.	N/A

• Facilitate audit by Micromet if requested.	• May perform audits of Lonza contract testing laboratories providing Micromet is authorized to do so by the contract laboratory and accompanied by a Lonza representative.

• Review and approve Micromet strategy and deliverables for establishing analytical methods for process.
•     Define strategy and deliverables for establishing analytical methods to be used in support of process, including:

o     Methods to be developed by Lonza;

o     Methods to be transferred to Lonza from external

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
•     Will submit any proposed major changes to analytical methods related to the testing of Product and Drug Product to Micromet for review and approval prior to the implementation of such changes. Change request notification and approval will be documented according to the applicable SOP.

•     Will submit any proposed major changes to analytical methods related to the Drug Product and Product to Lonza for review and approval prior to the implementation of such changes. Change request notification and approval will be documented.

• Will not implement proposed major changes until written approval is received from Micromet.	N/A

• Will be responsible for performing [***] identification test on each lot of Raw Materials in accordance with approved analytical methods and specifications, compendial methods and SOPs.	N/A

• Will be responsible for performing all in-process testing in accordance with approved procedures.	N/A

• Will provide Micromet with a Certificate of Analysis and a Certificate of Compliance as well as a QP Certification statement individually or as combined documentation.	N/A

• Perform Product and Drug Product testing against Product and Drug Product Specification.	N/A

• Notify Micromet of confirmed out of Specification results (OOS) regarding Product Release testing and Drug Product testing.within target of [***], not to exceed [***], of the OOS being confirmed.
•     Complete review, resolution of any questions and approval of investigation reports within [***] regarding any out of Specification result (OOS) of Product and Drug Product

•     For target specifications agree impact on quality and safety of Product and Drug Product.

•     Will provide Micromet with a written report on the investigation and resolution of the OOS test result within [***] of confirmation of the result, unless granted approval by Micromet for a longer period.
N/A

•     Take bulk Product retention samples from each Batch with sufficient volume for at least [***] full biochemical Product Specification analyses for use in the event of an investigation on Product Released for clinical trial supply.
• Define number of samples required to complete full biochemical analysis.

• Store retains under appropriate conditions for the period defined in SOPs.	N/A

• Upon completion of sample retention period notify Micromet of option to either destroy or ship retention in accordance with SOPs.	• Within [***] respond in writing to Lonza and approve destruction of samples or request receipt of samples.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
•     Jointly agree to analytical method development and/or method transfer strategy for Product and Drug product testing;

•     Strategy to include deliverables for all applicable methods to be developed, validated, transferred and qualified, as applicable.

•     Jointly agree to analytical method development and/or method transfer strategy for Product testing;

•     Strategy to include deliverables for all applicable methods to be developed, validated, transferred and qualified, as applicable.

• Will be responsible for qualifying and maintaining all laboratory equipment used for all testing applicable to the Manufacture of Product.	N/A

• Perform Product stability testing according to Development and Supply Agreement; • Prepare stability protocols.	• Jointly define stability testing requirements and responsibilities; • Approve stability protocols.

• Notify Micromet within target of [***], not to exceed [***], of any confirmed stability failure of the Product at the intended storage temperature.	• Acknowledge receipt of Lonza notification, in writing, within [***].

• Prepare, characterise and store Product reference standard per SOPs.	• Agree to reference characterisation package.

• Provide reference standard characterisation report to Micromet.	• Agree to reference characterisation package.

• Store characterised Product reference standard under appropriate conditions as per SOPs.	• Supply characterised Product reference standard with Certificate of Analysis.

6.          Quality Assurance / Quality Management Systems

6.1 Complaints, Recalls and Adverse Events
Lonza Responsibility	Micromet Responsibility
•     Upon request, support Micromet in their Product complaint or adverse event investigations for events possibly related to Lonza;

•     Jointly agree to investigation plan, actions and time lines for response, as applicable.

•     Receive and investigate Product complaint and adverse events and request Lonza support, as applicable;

•     Jointly agree to investigation plan, actions and time lines for response, as applicable;

•     Responsible for all notifications to regulatory agencies, as applicable, related to product complaints or adverse events.

• Upon request, support Micromet in activities related to Product recall where recall relates to Lonza.	• Responsible for decision to initiate a Product recall; • Responsible for overall management of Product recall activities.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
6.2 Batch Review and Product Disposition
Lonza Responsibility	Micromet Responsibility
• Review Batch Record for compliance to cGMP, SOPs and the Product Specification.	N/A

•     Will provide Micromet upon its request, one (1) agreed copy of Product Batch documentation for each production Batch (as detailed in Annex 4). This will include Product analysis as defined in the Product Specification, a summary of Batch related deviations, environmental monitoring summaries, TSE / BSE statements, Certificate of Compliance, Release certificate. Proprietary information such as media and feed preparations may be excluded. Lonza to provide information directly to regulatory authorities.
N/A

• Prepare Certificate of Analysis for Product as specified by Micromet.	N/A

• Responsible for Certification of Product to Micromet "for use in further manufacturing" of clinical trial materials by a Qualified Person.	• Responsible for Certification of Product for use in clinical trials and/or markets supplied (unless otherwise specified contractually with Lonza).

6.3 Records Retention
Lonza Responsibility	Micromet Responsibility
•     Retain records associated with Manufacture of Product and testing of Product and Drug Product, including records associated with the inspection and Release of Raw Materials and primary packaging components, for minimum of [***] from date of Manufacture of Product.
N/A

• Notify Micromet of intent to destroy records with option to send records (Lonza proprietary information will be omitted) to Micromet OR • Agree terms with Micromet for future storage.	• Approve destruction or request receipt of records.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
6.4 Deviations / Investigation Reports
Lonza Responsibility	Micromet Responsibility
•     Deviation handling, investigation and clarification of any cell culture contamination, any deviation potentially bearing a risk of a defective batch run, potential loss of a batch due to technical defects or operator errors

•     General deviation handling in accordance with Lonza procedures, initiate deviations/investigations, evaluate and define follow up actions and final approval of deviations / investigation reports.
N/A

•     Notify Micromet of all significant deviations within target of [***], not to exceed [***] of the event;

•     A significant deviation is as defined as per Lonza’s relevant SOPs;

•     Upon request, provide Micromet with copy of draft report of significant deviation for review and comments.

• Acknowledge receipt of significant deviation draft report, in writing, within [***]; • Provide any questions/comments to draft Lonza report within [***].
• Notify Micromet of failed Batches within target of [***], not to exceed [***] of failure being identified.	• Acknowledge receipt of failure investigation draft report, in writing, within [***]; • Provide any questions/comments to draft Lonza report within [***].

•     Within target of [***], not to exceed [***], notify Micromet of any events noted which may impact Batches previously shipped or Released;

•     Upon request, provide Micromet with copy of draft report of noted deviation for review and comments.
• Acknowledge receipt of notification, in writing, within [***]; • Provide any questions/comments to draft Lonza report within [***].

6.5 Change Control Procedures
Lonza Responsibility	Micromet Responsibility
• For a Product specific change proposed by Micromet: process change through change control and notify Micromet of change approval. If change rejected discuss reasons for rejection with Micromet.	• Propose Micromet changes and provide rationale in writing.

• Will provide Micromet with all information required to evaluate the proposed changes and, if necessary, obtain amended clinical trial applications, as applicable.	N/A

• Lonza will not implement major changes (i.e., changes which are relevant for regulatory approval) until written change request approval is received from Micromet.	• Approval of major change or rejection.

•     For major changes proposed by Lonza, Lonza will provide Micromet with all information required to evaluate such proposed changes and, if necessary, to obtain amended clinical trial applications, as applicable.
N/A

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
• Notify Micromet, through change control, of any proposed changes to Product or process specific attributes prior to implementation.	• Complete review, resolution of any questions and approval within [***] of receipt of change controls.

• Inform Micromet of changes to key personnel.	N/A

• Notify Micromet, through change control, of relevant changes to major equipment, premises and utilities used for Manufacture of Product.	• Acknowledge receipt of notification, in writing, within [***].

• With Micromet, define strategy for notifying change to regulatory agency as appropriate.	• With Lonza, define strategy for notifying changes to regulatory agency as appropriate.

7.          Regulatory Authorizations and Inspections

7.1 Regulatory Agency Inspections
Lonza Responsibility	Micromet Responsibility
• Provide Micromet with daily verbal debriefs of inspection scope during inspections.
•     Provide required technical, quality and regulatory representatives on site for pre-approval inspections, as agreed with Lonza;

•     Provide up to [***] ([***] to be agreed by Lonza) to be present directly in meetings with agency inspectors.

• Provide copies of inspection reports and notify Micromet of proposed responses and corrective action plans regarding the Product, process or systems relating to Product.	• Agree on proposed inspection responses to observations relevant to Product.

• Inform Micromet of any regulatory agency inspections at Facilities.	• For regulatory agency inspections regarding Product provide assistance to Lonza.

• Notify Micromet of inspection observations (including deficiency letters) regarding the Product, process or systems relating to the Product.	• Agree on proposed inspection responses to observations relevant to Product.

• Will permit an employee and/ or consultant and/or successor of Micromet or Micromet's sublicensee(s) to be present as silent observer.	N/A

• Will appropriately and promptly correct verifiable complaints of regulatory agencies; • Will implement appropriate actions as agreed upon by the Parties.	• Agree on proposed actions to complaints by regulatory agencies.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10
7.2	Regulatory Authorizations / Submissions

Lonza Responsibility	Micromet Responsibility

• Maintain all licenses and authorizations as are required by Applicable Laws to operate a cGMP pharmaceutical bulk manufacturing, packaging, and/or testing facility.	N/A

• Will provide copies of all documentation necessary for Micromet to respond to inquiries by regulatory agencies relating to Product.	• Will provide copies of all documentation necessary for Lonza to respond to inquiries by regulatory agencies relating to Product.

• Provide data pack to Micromet covering activities performed by Lonza (Lonza proprietary information will be omitted) for review and comment; • Provide Micromet with final copy of data pack.	• Review and comment on draft data pack.

• For US submissions, provide letter authorising cross referral to [***] if requested by Micromet.	• Provide Lonza with copy of relevant sections of regulatory application as submitted to regulatory agency.

• Review and comment on relevant sections of Micromet’s regulatory application.	• Prepare and provide Lonza with copy of relevant sections of regulatory application for review and comment prior to submission to regulatory agency.

N/A	• Provide Lonza with copy of relevant sections of regulatory application as submitted to regulatory agency.

• Attend teleconferences and meetings between Micromet and regulatory agencies arranged to specifically discuss topics relating to Lonza’s responsibilities, if requested by Micromet.	• Arrange for Lonza personnel to have option to attend teleconferences and meetings between Micromet and regulatory agencies to specifically discuss topics relating to Lonza’s responsibilities.

8.	Micromet Oversight

8.1	Audit Allowance

Lonza Responsibility	Micromet Responsibility

•     [***] standard cGMP compliance audit permitted per [***] and per [***], not to exceed [***] and [***];

•     Will permit Micromet's Person-in-Plant (PiP) observe Works and Services in accordance with the Development and Supply Agreement;

•     Micromet may request ‘for cause’ audits and investigations to address Product quality issues after prior notification.
• Provide reasonable notice of intention to audit; • Hold an exit meeting to discuss observations; • Provide an audit report within [***] of completion of audit.

•     Permit Micromet representatives or third parties commissioned by Micromet for a permitted audit to have access to GMP warehousing, manufacturing areas, laboratories and Manufacturing documents including all standard operating procedures (Lonza proprietary information will be omitted) for audit purposes;

•     Micromet representatives to be escorted at all times by Lonza personnel.
N/A

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10

• Per lot, allow a [***] on site review for up to [***] to review completed process Batch Records, if requested by Micromet.	• Per lot, provide reasonable notice of intention to review executed Batch Records.

• Provide a written response to all audit findings that require corrective action within [***] of receipt of the audit report. Response to include expected timelines.	N/A

• Will appropriately and promptly correct any defects found by audits and inspections and take any necessary action.	N/A

• The QP responsible for final Release or [***] is entitled to attend all production campaigns of Product at the Facility as detailed in the Development and Supply Agreement.

8.2	Periodic Review of Quality Agreement

Lonza Responsibility	Micromet Responsibility

• Jointly review Quality Agreement and revise, as necessary, at least every [***].	• Jointly review Quality Agreement and revise, as necessary, at least every [***].

• Written approval from both Parties for any amendments to the Quality Agreement.	• Written approval from both Parties for any amendments to the Quality Agreement.

• Will provide revision control of the Quality Agreement and issue a revised document as appropriate.	N/A

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10

9.	Term

This Quality Agreement becomes effective on the Effective Date of the Development and Supply Agreement and runs for the term of the Development and Supply Agreement. This Quality Agreement automatically terminates upon expiry or termination of the Development and Supply Agreement, unless the Parties agree to extend the Quality Agreement.

10.	Miscellaneous

10.1
Sections 1 (Definitions and Interpretation), 5 (Inspections; Person in Plant), 10 (Confidentiality), 15 (Force Majeure), 16 (Governing Law, Jurisdiction and Enforceability), 17 (Illegality) and 20.1 (Affiliates; Assignment) of the Development and Supply Agreement shall also apply to this Quality Agreement.

10.2	In case of conflicts between this Quality Agreement and the Development and Supply Agreement, the provisions of the Development and Supply Agreement shall govern and control.

10.3
No variation of or addition to this Quality Agreement or any part thereof shall be effective unless in writing and signed on behalf of both Parties.  Notwithstanding the above the Parties hereby confirm that amendments to the Product Specification and the Drug Product Specifications shall be effective if reduced to writing and signed by the quality and/or regulatory representative of both Parties, which quality and/or regulatory representative shall be nominated from time to time by each Party.

AS WITNESS the hands of the duly authorised representatives of the Parties.

Micromet AG		Lonza Sales AG

Signature:	/s/ Jens Hennecke	Signature:	/s/ Una Hultry
Printed Name: Jens Hennecke		Printed Name: Una Hultry
Title: SVP Business Development		Title: Authorized Signatory

Signature:	/s/ Patrick Baeuerle	Signature:	/s/ Gerry Kennedy
Printed Name: Patrick Baeuerle		Printed Name: Gerry Kennedy
Title: SVP, Chief Scientific Officer		Title: Authorized Signatory

[Signature Page to the Quality Agreement]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10

Micromet		Lonza

Head of Quality: Klaus Buchweitz		Head of Quality (LBP): Sue Crowe

Signature:	/s/ Klaus Buchweitz	Signature:	/s/ Sue Crowe

Head of Manufacturing: Thomas Urbig		Head of Operations: Gordon Bates

Signature:	/s/ Thomas Urbig	Signature:	/s/ Gordon Bates

Head of Quality Control: Andreas Wolf	Head of Quality Control: Kym Baker

Signature:	/s/ Andreas Wolf	Signature:	/s/ Kym Baker

[Page of Quality Signatures]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy	Schedule 10

Annex 1 - Key Contacts

Micromet		Lonza
Head of Site: N/A		Head of Site: [***]

		Tel:	[***]
		Fax:	[***]
		Email:	[***]

Head of Quality: [***]		Head of Quality: [***]

Tel:	[***]	Tel:	[***]
Fax:	[***]	Fax:	[***]
Email:	[***]	Email:	[***]

Head of Manufacturing: [***]		Head of Operations: [***]

Tel:	[***]	Tel:	[***]
Fax:	[***]	Fax:	[***]
Email:	[***]	Email:	[***]

Head of Quality Control: [***]		Head of Quality Control: [***]

Tel:	[***]	Tel:	[***]
Fax:	[***]	Fax:	[***]
Email:	[***]	Email:	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Annex 2 - Multi Site Responsibilities Matrix

Where multiple Lonza sites are involved in supporting any GMP operations for a Micromet Product/process it is recommended that a matrix be appended to the Quality Agreement which details site specific responsibilities, as applicable.  An example of such a matrix is provided below.  In the event of multi site responsibilities being applicable to a given Quality Agreement then all affected parties should approve the Quality Agreement in writing.  Additionally, the key contacts identified in Annex 1 should include the appropriate contacts for each affected Lonza Facility.

The content provided in this matrix is for example only and may be altered, as necessary, to highlight multi site specific responsibilities:

Site Specific Responsibility	Responsible Lonza Facility	Comments

GMP Manufacture, process development, cell bank creation and storage	[***]	Primary Manufacturing Facility ([***])

Serve as back-up storage facility for Micromet's cell banks	[***]	Storage facility for Micromet cell banks

Pre-Licence Stability Studies and Bioassays	[***]	Primary Facility for stability studies and bioassays for Product produced at the slough Facility

1

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Annex 3 - Additional Considerations
for IB(I)MP Intended for Commercial Use

2

[***]
Lonza Responsibility	Micromet Responsibility

• For Lonza supplied materials, finalize critical supplier and critical Raw Material qualifications for the Product	• For Micromet supplied materials, finalize critical supplier and critical Raw Material qualifications for the Product.

[***]
Lonza Responsibility	Micromet Responsibility

•      Jointly with Micromet, define strategy and responsibilities for process validation activities including (but not limited to):

o         Process validation master plan, protocols and reports (issued before phase III material is manufactured);

o         Product  specific assay validations;

o         Cleaning validation of the  Product

o         Hold times for buffers/medias used in process;

o         Intermediate  Product stability;

o         Product yield specifications.

•      Jointly with Lonza, define strategy and responsibilities for process validation activities including (but not limited to):

o         Process validation master plan, protocols and reports;

o         Product  specific assay validations;

o         Cleaning validation of the  Product

o         Hold times for buffers/medias used in process;

o         Product stability;

o         Product yield specifications.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Annex 4 – Information to be provided to Micromet

This Annex describes what Batch record documentation and other information Lonza will provide to Micromet during the manufacture of MT103 and the route by which this information is provided.  The information may be provided as separate documents or within existing documentation. Any additional requests for information will be progressed through the Project Team on a case by case basis.

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 11

Testing of Product

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 12

Territories

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 13

Terms and Conditions for

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE 14

TO THE DEVELOPMENT AND SUPPLY AGREEMENT
DATED NOVEMBER 23, 2009

LONZA SALES AG
and
MICROMET AG

TECHNOLOGY TRANSFER AND LICENSE AGREEMENT

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

BETWEEN:

(1)	LONZA SALES AG, of Muenchensteinerstrasse 38, CH-4004, Basel, Switzerland (hereinafter referred to as “the Licensor”).

(2)	MICROMET AG, of Staffelseestrasse 2, D-81477 Munich, Germany (hereinafter referred to as “the Licensee”).

WHEREAS:

(A)
Pursuant to the Development Agreement (as defined below), the Licensor has performed certain development and manufacturing services on behalf of the Licensee relating to the Product, and accordingly the Licensor possesses confidential and proprietary information and data concerning the manufacture of the Product.

(B)
The Licensor and the Licensee have previously entered into the Development Agreement dated November 23, 2009 relating to, inter alia, the Licensee’s use of certain Intellectual Property of the Licensor in the research, development and manufacture of the Product.

(C)
The Licensor has agreed to transfer the Product specific documentation and appropriate information and grant the licenses needed for the Licensee and its Permitted Sublicensees (as defined below) to replicate the Process in the event Licensee or its successor exercises its option for a technology transfer and license as set forth in Clause 14 of the Development Agreement.  Upon exercise of the option, the Licensor shall make available to the Licensee such confidential and proprietary information and shall grant to the Licensee a non exclusive licence to use the Licensed Know-How, the Licensed Patents and other Intellectual Property for the further development and manufacture of the Product.

IT IS HEREBY AGREED AS FOLLOWS:

1.	INTERPRETATION

1.1	The definitions and rules of interpretation in this Clause apply in this TTL Agreement.

1.1.1
Affiliate means any company, corporation, limited liability company, partnership or other entity which directly or indirectly Controls, is Controlled by or is under common control, directly or indirectly, with the relevant Party to this Agreement.  Control for purposes of this Clause 1.1.1 shall mean the ownership of more than fifty percent (50%) of the issued share capital of the Party in question or the legal power to direct or cause the direction of the general management and policies of the Party in question.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.1.2
Approved Purpose means, in relation to the Product only (and no other product), the further development of the Process and the manufacture of the Product using the Process and the Intellectual Property, the Licensed Know-How and the Licensed Patents by the Licensee and/or its Permitted Sublicensees, and the sale and use of the Product for any purpose.

1.1.3
Control or Controlled means with respect to any (i) item of Information, including, without limitation, know-how, or (ii) Intellectual Property, the possession (whether by ownership or license, other than pursuant to this TTL Agreement) by a Party of the ability to grant to the other Party access or a license as provided herein under such item or right without violating the terms of any agreement or other arrangements with any Third Party.

1.1.4	Development Agreement means that certain agreement dated November 23, 2009 between the Licensor and the Licensee relating to the development of the Process and the manufacture of the Product.

1.1.5
Disclose includes discussion (or any communication) or disclosure, by whatever means, and Disclosed, Discloses, Disclosing and Disclosure are to be construed accordingly, and in relation to an obligation to Disclose means the most appropriate form of Disclosure.

1.1.6	Effective Date of this TTL Agreement means the date on which the Licensee exercises the option for a technology transfer and license in accordance with Clause 14 of the Development Agreement.

1.1.7
Improvement means any addition, alteration, change, development, enhancement, improvement or modification to and non-severable from the Licensed Know-How and/or Licensed Patents, and includes all Information in respect of the same, to the extent severable from the Product and the Licensee’s patents and know-how.

1.1.8
Information means any information, including technical information and know-how, obtained from development, experimentation, observation and operation by the Disclosing Party or on its behalf or to which it is or becomes entitled and all analyses, assessments, data, designs, details, diagrams, drawings, opinions, specifications and statements in the Control and possession or within the knowledge of the Disclosing Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.1.9
Intellectual Property means all intellectual property rights, including (without limitation) patents, patent applications, divisions, continuations, continuation-in-part applications, divisionals, substitutions, confirmations, supplementary protection certificates, reissues, utility models, trademarks, database rights and copyrights and all inventions, know-how, trade secrets, techniques and confidential information and other proprietary knowledge and information which may subsist anywhere in the world, in each case for their full term, and together with any renewals or extensions.

1.1.10
Licensed Know-How means all technical and other Information or data owned or Controlled by the Licensor and used in the development and/or manufacture of the Product.  Licensed Know-How shall include but not be limited to scientific, technical, and commercial information relating to the Process, such as specifications, know-how, technologies, manufacturing processes, research, inventions and the Licensor’s commercial activities, and further including any know-how comprised in the New General Application Intellectual Property, as defined in the Development Agreement as well as know-how comprised in the Improvements.  In the event the Licensee exercises its option under Clause 14 of the Development Agreement also for a technology transfer and license of the [***], Licensed Know-How shall also include the [***].  Without limiting the foregoing, the Lonza Know How as of the effective date of the Development Agreement is identified in Schedule A and Schedule C hereto.

1.1.11
Licensed Patents means patents and patent applications, divisions, continuations, continuation-in-part applications, divisionals, extensions, substitutions, renewals, confirmations, supplementary protection certificates and reissues, throughout the world owned or Controlled by the Licensor and used in the development and/or manufacture of the Product.  Licensed Patents shall also include, but not be limited to patents and patent applications that cover the New General Applications Intellectual Property, as defined in the Development Agreement, as well as patents and patent applications comprised in the Improvements.  In the event the Licensee exercises its option under Clause 14 of the Development Agreement also for a technology transfer and license of the [***], Licensed Patents shall also include the [***].  Short particulars of the Licensed Patents as of the effective date of the Development Agreement are set out in Schedule B hereto.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.1.12	Lonza means Lonza Sales AG and its Affiliates Lonza Biologics plc of Slough, England, Lonza Biologics Inc of Portsmouth, NH, USA, and Lonza Biologics Porriño S.L. of Pontevedra-Galicia, Spain.

1.1.13	Micromet means Micromet AG and its existing Affiliates which are engaged in the research and development of BiTE® antibodies, and their successors in title and lawful assigns.

1.1.14
Net Selling Price means all monies received by or on behalf of the Licensee or its sublicensee hereunder in respect of the sale of Product in the Territory to a Third Party in a bona fide arm's length transaction, less the following items to the extent that they are paid or allowed and included in the invoice price, whether or not invoiced separately, and determined in accordance with consistently applied and recognized accounting standards:

(a)
normal discounts actually granted, including without limitation, quantity, trade, cash and other discounts, rebates and charge-backs, including government rebates, governmental price reductions and charges;

(b)	amounts refunded or credits allowed for Product or other goods returned or not accepted by customers;

(c)	packaging, transportation and prepaid insurance charges on shipments or deliveries to customers; and

(d)
taxes, tariffs, customs duties, surcharges and other governmental charges actually incurred and paid by Licensee or its sublicensee hereunder in connection with the sale, exportation, importation or delivery of Product or other goods to customers.

In the event Product is sold as part of combination product with either one or more other pharmaceutically active ingredient(s) or with a product or device for delivery of the Product (a Combination Product), the Net Selling Price of the Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Selling Price of the Combination Product by the fraction, A/A+B where A is the average sale price of Product when sold separately and B is the average sale price of the other part of the Combination Product sold separately.  If such average sales price cannot be determined for both the Product and the other part of the Combination Product, the Net Selling Price for purposes of determining royalty payments shall be calculated by multiplying the Net Selling Price of the Combination Product by the fraction C/C+D where C is the cost of goods of Product and D is the cost of goods of the other part of the Combination Product, determined in accordance with the method of accounting normally employed by the Licensee in computing cost of goods.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

If the sale of a Product by or on behalf of Licensee or its sublicensee referenced above is not exclusively for money but partly or in whole for other consideration, then the average Net Selling Price, on a country by country basis, of Licensee or its sublicensee if sold exclusively for money shall be deemed to be the Net Selling Price for such sales of Product. If no such average Net Selling Price exists in a particular country, the average Net Selling Price in the EU, and if no such average Net Selling Price exists in the EU, the average Net Selling Price in the USA shall be considered the Net Selling Price of such sales of Product.

For the avoidance of doubt, the supply of Product free of charge as commercial samples, or for use in clinical studies, or to Third Parties for evaluation purposes, shall not be included in this provision.

1.1.15	Party / Parties means Licensor or Licensee, or Licensor and Licensee, as the context permits.

1.1.16
Permitted Sub-licensee means a Third Party collaboration partner of the Licensee or a Third Party who manufactures the Product on behalf of the Licensee or the Third Party collaboration partner of the Licensee subject to a sublicense in accordance with Clause 2.3 below.

1.1.17
Process means the process (including but not limited to the fermentation process and the downstream process) for the production of Product which is owned or Controlled by Licensor and was further developed and/or improved and used for the manufacture of Product by the Licensor under the Development Agreement.

1.1.18	Product means Licensee's single-chain bispecific anti-CD19 antibody (CD19 BiTE®) also known as Blinatumomab or MT103, and any [***], including [***].

1.1.19
[***] means Licensor’s chemically defined, [***] consisting of the [***] used either in combination or individually, as it is used in the development and/or manufacture of the Product and owned or Controlled by Licensor.

(a)	[***] means [***], as more fully set out in Schedule C;

(b)	[***] means [***], as more fully set out in Schedule C;

(c)	[***] means the [***] set out in Schedule C;

(d)	[***] means any Information specifically relating to the [***]. The [***] as of the effective date of the Development Agreement is identified in more detail in Schedule C hereto;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(e)	[***] means any patents and applications covering the [***]. The [***] as of the effective date of the Development Agreement are identified in more detail in Schedule C hereto;

(f)	[***] means the [***], as more fully set out in Schedule C.

  [***] forms part of the Licensed Patents and the Licensed Know-How.

1.1.20	Territory means worldwide.

1.1.21	Third Party means any party other than the Licensor and the Licensee.

1.1.22	TTL Agreement means this Technology Transfer and License Agreement.

1.1.23
Valid Claim means an issued claim of an issued patent that has not (i) expired or been cancelled, (ii) been declared invalid by a decision of a court or other appropriate body of competent jurisdiction, from which no appeal is or can be taken, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (iv) been abandoned or disclaimed.

1.2	Any reference to a Clause is to a Clause of this TTL Agreement, unless it expressly refers to the Development Agreement.

1.3	Clause headings do not affect the interpretation of this TTL Agreement.

1.4	Words in the singular include the plural and in the plural include the singular.

1.5	A reference to one gender includes a reference to the other gender.

1.6	A person includes a corporate or unincorporated body.

1.7
A reference to a particular law is a reference to it as it is in force for the time being taking account of any amendment, extension, application or re-enactment and includes any subordinate legislation for the time being in force made under it.

1.8	Writing or written includes faxes but not e-mail.

2	GRANT

2.1
All Intellectual Property in and to the Licensed Know-How and the Licensed Patents and the [***] are and shall remain the exclusive property of the Licensor.  Neither this TTL Agreement nor any Disclosure of the Intellectual Property, the Licensed Know-How, the Licensed Patents, and the [***] shall be deemed by implication or otherwise to vest in the Licensee any present or future rights in any Intellectual Property, the Licensed Know-How, the Licensed Patents, and the [***] and no licence is granted except as explicitly stated in this TTL Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.2
The Licensor hereby grants to the Licensee, and the Licensee accepts, in relation only to the Product, a non exclusive licence to use the Intellectual Property, the Licensed Know-How, the Licensed Patents and/or the [***] to develop, have developed, to manufacture, have manufactured, to supply, have supplied, to import, have imported, to use, have used, and to sell and have sold, the Product in the Territory for the Approved Purpose only.

2.3
The Licensee shall have the right to authorize and grant sub-licences through multiple tiers under this TTL Agreement to specific [***] and any other Third Party registered and operating within the permitted territories (but not to [***], their Affiliates or any other Third Party registered and operating outside the permitted territories) listed in Schedule D (any [***] or Third Party other than those named, or outside those territories listed, are to be assessed and consented to by Licensor on a case by case basis, provided that such consent by the Licensor shall not be unreasonably withheld or delayed) with respect to the rights and licences granted under this TTL Agreement, and further provided that:

the Licensee shall ensure that there are included in the terms of any sub-licence the like obligations and undertakings on the part of the sub-licensee as are contained in this TTL Agreement, including in particular, but not limited to, this Clause 2.3 (obligations on the sublicensee for sub-sublicensing) and Clause 6 (Confidentiality) and shall further ensure that all sub-licensees duly observe and perform the same;

2.3.1
the Licensee shall at all times indemnify and keep indemnified the Licensor against all or any cost, claims, damages or expenses incurred by the Licensor or for which the Licensor may become liable as a result of the default or negligence of any sub-licensee, (including sub-sub-licensees, and as further sub-licensed as the case may be), relating to this TTL Agreement; and/or

2.3.2
each sub-license, (including sub-sub-licensees, and as further sub-licensed as the case may be), shall be expressly subject and subordinate to the terms of this TTL Agreement, and it shall be the Licensee's responsibility to ensure the strict adherence by any sublicensee hereunder to the terms and conditions of this TTL Agreement.

2.4	With regard to the [***] and provided that the Licensee exercises its option regarding the [***] under Clause 14 of the Development Agreement, the following provisions shall apply:

2.4.1
The Licensor shall offer to Licensee [***].  Such new version shall be made available at the price set forth in Clause 7.2 below, with the only additional compensation being for additional Works and Services which may be required to implement such improvement or new version for the manufacture of the Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.4.2
The Licensor shall provide the Licensee with details of a Third Party supplier, from whom the Licensee and/or the Permitted Sub-licensee will be able to purchase [***] to enable the Licensee and/or the Permitted Sub-licensee, to make and use the [***], and the Licensor shall also provide the Licensee or at Licensee's direction the Permitted Sublicensee with the [***] to the extent required by the Licensee and/or the Permitted Sub-licensee to use the [***], and to make and use the [***] for the Approved Purpose.

2.4.3
For the avoidance of doubt, the formulation of the [***] and/or the [***] will not be Disclosed to the Licensee, and the Licensee hereby confirms that it shall not perform any analysis, test, experiment, modification or reverse-engineering on the [***].  With regard to any regulatory filings necessary to support the Product, the Licensor shall file such formulations directly with the appropriate regulatory authority.

2.4.4
Upon the request of Licensee, Licensor shall provide to the Licensee or directly to the appropriate regulatory authority (as the case may be), such documents and reasonable assistance regarding the [***] as may be required to be submitted by Licensee in filings with any applicable regulatory authorities for the Product.

2.4.5
The Licensor will provide to certain designated safety experts of the Licensee or at the Licensee's direction its Permitted Sublicensee with [***] in order to enable the Licensee or the Permitted Sublicensee to evaluate the safety of the [***].

2.4.6
The Licensor shall use reasonable commercial endeavours to ensure continuity of supply of the [***] and [***], through the establishment of a second supplier where possible, the establishment of a second source from the same supplier (e.g. second production site) or the establishment of supply through an emergency plan/security stock.

2.4.7
The Licensee acknowledges that, subject only to [***]; certain Licensor proprietary information (including the formulation for any elements of [***]) may be a Licensor trade secret and will only be supplied [***] and not to [***].

2.5	No right or licence is granted by the Licensor to the Licensee by this TTL Agreement, except as expressly set out in this Clause 4.

2.6
The Licensor shall execute all documents, give all declarations regarding the licenses granted under this Clause 2 and reasonably cooperate with the Licensee to the extent such documents, declarations and/or cooperation are required for the recordal or registration of the licenses granted hereunder at the various patent offices for the benefit of the Licensee and at the Licensee’s cost.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

3	TECHNOLOGY TRANSFER; PROVISION OF TECHNICAL ASSISTANCE

3.1
The Licensor shall transfer and make available to the Licensee, or at the Licensee's direction to a Permitted Sub-licensee within [***] after the Effective Date of this TTL Agreement (subject only to Clause 3.2) and from time to time regarding the [***] a data package that shall include all of the Information, Licensed Know-How, the Licensed Patents and, upon exercise of the option regarding the [***] also the [***], in order to enable the Licensee and/or the Permitted Sub-licensee, to develop, manufacture, sell and use the Process and the Product.  The Licensee and the Permitted Sub-licensee shall not use any of the know-how furnished by the Licensor under this Clause 3 for any purpose whatsoever, except for the Approved Purpose, or as otherwise specifically authorized in writing by the Licensor.  In the event that the Licensee reasonably believes that the Licensed Know-How, to the extent applicable, included in the data package furnished by the Licensor under this Clause 3 is incomplete, the Licensee shall provide written notice thereof to the Licensor, and the Licensor shall undertake reasonable efforts to furnish the missing materials or amended copies of the missing know how and to answer all reasonable questions received from the Licensee regarding the Licensed Know How as soon as reasonably possible after receipt of the Licensee's written notice.

3.2
Upon completion of the technology transfer under Clause 3.1, at the latest [***] after the Effective Date of this TTL Agreement, the Parties shall meet to discuss the status of the technology transfer, any missing know-how and information and the assistance to be provided by the Licensor in order to allow the Licensee or its Permitted Sub-licensee to manufacture the Product using the Process.  The Licensee may invite representatives of its Permitted Sub-licensees to participate in such meeting.

3.3
After the Effective Date of this TTL Agreement and until [***] after the meeting as set forth in Clause 3.2 above took place, the Licensor shall transfer to the Licensee, or at the Licensee's discretion to its Permitted Sub-licensee the [***].  Clause 3.1 above shall apply respectively for the transfer of such [***].

3.4
During the term of this TTL Agreement, the Licensor shall reasonably make available to the Licensee as outlined in the following sentence, the services of fully qualified and experienced members of its staff to advise the Licensee on the use of the Information, the Licensed Know-How, the Licensed Patents and the [***] for the Approved Purpose.  Upon prior written notice of the Licensee of at least [***] FTEs of the Licensor will be available for technical assistance for the first [***] after the Effective Date of this TTL Agreement.  Thereafter, Licensor will be available for at least [***] during any [***] period.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

The technical assistance will be provided on the following conditions:

3.4.1	the Licensee reimburses the preapproved reasonable travel, hotel and living expenses of such persons for the period from departure to return;

3.4.2
the Licensee pays to the Licensor a fee for the services of such person in relation to time spent with the Licensee and in travelling to and from the Licensee at the Licensor’s then commercial daily rate.  Licensor's commercial daily rate on the effective date of the Development Agreement is [***] subject to annual UK's PPI adjustments;

3.4.3
the Licensor's representative shall act merely in an advisory capacity and neither the Licensor nor such person shall be liable in any manner for any loss (including, but not limited to, consequential loss, pecuniary loss and loss of profits), damage or injury, other than (i) liability for death or personal injury resulting from the implementation of or reliance on any actual or alleged advice or assistance of such person or (ii) liability resulting from the Licensor's or its representatives' negligence or wilful misconduct;

3.4.4	for the avoidance of doubt, the Licensor is not required to allow any Permitted Sub-licensee access to its facilities and/or its trade secrets.

4	LICENSEE'S OBLIGATIONS

The Licensee shall at all times indemnify, and keep indemnified, the Licensor against all or any costs, claims, damages, liabilities or expenses incurred by the Licensor or for which the Licensor may become liable with respect to any product liability claim relating to the Product manufactured by the Licensee, its sub-licensee or the Third Party contract manufacturer of Licensee or its sub-licensee.  The Licensee shall maintain adequate product liability insurance and shall supply to the Licensor the policy on request.

5	IMPROVEMENTS

5.1
The Licensee undertakes that subject to any obligations as to confidence, the Licensee must immediately Disclose to the Licensor any Improvements created or developed by, for or on behalf of the Licensee upon it becoming aware that an Improvement has been or may be created or developed.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.2
In consideration of the rights granted under Clause 2 with respect to Disclosure of the Licensed Know-How, Licensed Patents, and/or the [***] all Intellectual Property in Improvements shall vest in and be owned by the Licensor.  The Licensee hereby assigns to the Licensor, with full title guarantee (subject only to the obligation to assign to Licensor), such rights, title and interest in and to any Intellectual Property in any Improvements it owns or will own, together with any related rights and powers arising or accrued, including but not limited to the rights to sue for damages (and the right to retain any damages obtained) for all past infringements.  To the extent that any assignment of future rights is prevented by law, the Licensee shall hold any such right on trust for the Licensor absolutely until such purported transfer of rights is perfected.  The Licensee further agrees to execute or procure the execution of such deeds or documents and do or procure the doing of such acts and things as may be necessary or desirable to perfect the transfer of title to the Licensor or effect the recording or registration of the assignment of any such Intellectual Property to the Licensor (all reasonable costs incurred by the Licensee in providing such co-operation shall be paid for by the Licensor).  Any such Improvement transferred to the Licensor hereunder shall be considered Licensed Know-How and/or Licensed Patents for purposes of this TTL Agreement.

6	CONFIDENTIALITY

6.1
The Licensed Know-How and/or Licensed Patents may be Disclosed in electronic, oral, written or other tangible form.  Any Information which is orally or visually Disclosed to the Licensee shall constitute Licensed Know-How:

6.1.1
if it would be apparent to a reasonable person, familiar with the Licensor’s business and the industry in which it operates, that such Information is of a confidential or proprietary nature the maintenance of which is important to the Licensor; or

6.1.2
if the Licensor, within [***] after such Disclosure, delivers to the Licensee a written document or documents describing such Information and referencing the place and date of such oral, visual or written Disclosure and the names of the persons at the receiving Party to whom such Disclosure was made.

6.2	The Licensee hereby represents to the Licensor that it shall not, without the prior written consent of the Licensor:

6.2.1	use the Licensed Know-How and/or Licensed Patents for any purpose other than the Approved Purpose; or

6.2.2	Disclose the Licensed Know-How to any Third Party for any purpose, except as provided for in Clause 6.5; or

6.2.3	publish the Licensed Know-How or otherwise place the Licensed Know-How in the public domain; or

6.2.4	duplicate the Licensed Know-How or produce extracts or documents containing Licensed Know-How except for limited copies, extracts or documents made as needed and provided on a need-to-know basis.

6.3
Furthermore, the Licensee undertakes not to engage in or to procure the decompilation, disassembly, or otherwise reverse engineering of any or all of the Licensed Know-How and/or Licensed Patents, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.  The terms of this Clause 6.3 shall continue to apply notwithstanding termination of this TTL Agreement or any other cessation of any business relationship between the Parties.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

6.4
The Licensee shall limit access to the Licensed Know-How to those of its employees, consultants and Permitted Sub-licensees who need to receive it for the Approved Purpose and then only to the extent deemed necessary.  The Licensee shall ensure that such employees, consultants and Permitted Sub-licensees are made aware of its obligations to maintain the Licensed Know-How in confidence and shall not Disclose Licensed Know-How to any Third Party except as permitted by this TTL Agreement.

6.5
The Licensee undertakes not to Disclose or permit to be Disclosed to any Third Party other than to those of its officers, employees, agents, consultants, licensees and financial investors that have a need to know the Licensed Know-How of the Licensor for purposes of this Agreement, provided that such Disclosure will be made under a confidentiality non-Disclosure agreement comprising of terms at least as stringent as the confidentiality provisions under this Clause 6.  Furthermore, the Licensee will be entitled to Disclose the Process and the terms and conditions of this Agreement to (i) potential licensees or collaboration partners regarding the Product, and to (ii) potential acquirers of the Licensee, provided, however, that such potential sub-licensees, collaboration partners or acquirers are in [***], that such Disclosure is necessary to evaluate the respective project , that such potential sub-licensee or collaboration partner is [***], based on [***], and is organised and operating in the permitted territories listed in Schedule D (but may not be disclosed to Affiliates outside these permitted territories)  and that such Disclosure will be made under a confidentiality non-Disclosure agreement comprising of terms at least as stringent as the confidentiality provisions under this Clause 6.  With respect to any other potential sub-licensees, collaboration partners and acquirers Disclosure can only be made upon the Licensor's prior written consent, such consent not to be unreasonably withheld or delayed.  For the avoidance of doubt, Licensee shall remain fully liable for any disclosure by Licensee’s potential sub-licensee, collaboration partner or acquirer of their respective confidentiality obligations.

6.6	The foregoing restrictions on Disclosure and use shall not be applicable to any Licensed Know-How which the Licensee can demonstrate:

6.6.1	was rightfully in its possession prior to the date of Disclosure;

6.6.2	was in the public domain prior to the date of Disclosure;

6.6.3	has subsequently entered into the public domain by publication or other means, except by means of an unauthorised act or omission by the Licensee;

6.6.4
was supplied to the Licensee without restriction on use or Disclosure by a Third Party who was under no restriction directly or indirectly to the Licensor or any of its Affiliates regarding the use or Disclosure of said information;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

6.6.5
that the Licensee is required by law to Disclose, provided that the Licensor is given prompt written notice of any such requirement prior to any Disclosure of Licensed Know-How so that it may contest such requirement, if necessary; or

6.6.6	was independently developed by the Licensee or its Affiliates without access to the Licensed Know-How and/or Licensed Patents, as evidenced by documentary records.

Provided, however, that the foregoing exceptions shall not apply to

(a)	Licensed Know-How contained within more general Information that may fall within one or more of the exceptions; or

(b)	any combination of features or items of Licensed Know-How where one or more of the relevant individual features or items (but not the combination itself) may fall within one or more of the exceptions.

6.7
The non-disclosure and non-use provisions under this TTL Agreement shall continue in force unless and until the Licensed Know-How enters the public domain, other than through a breach of this TTL Agreement by the Licensee.

6.8
In consideration of the Licensee receiving the Licensed Know-How and/or Licensed Patents, the Licensee acknowledges that a breach of the provisions of this TTL Agreement by the Licensee, or any of its employees could result in serious damage being sustained by the Licensor and as a result the Licensee hereby agrees:

6.8.1	to indemnify the Licensor fully for any losses, damages or expenses that may be occasioned by any such breach; and

6.8.2
that since money damages alone may be a wholly inadequate measure of the loss, the Licensor shall be entitled to specific enforcement of the terms hereof (by injunction or otherwise) on such terms as any court with jurisdiction may deem just and proper.

7	PAYMENTS

7.1
In the event the Process is based on the Lonza Process, as defined in the Development Agreement, the Licensee shall pay within [***] after the first regulatory approval of the Product in the United States, in the European Union or in Japan a non-refundable and irrevocable disclosure fee in the amount of

(a)	£[***] if the [***] of such Lonza Process is used,

(b)	£[***] if the [***] of such Lonza Process is used,

(c)	no additional payment if the [***] of such Lonza Process are being used,

provided, however, that if [***], the Licensee shall only be required to pay a pro-rata amount corresponding [***] , and further provided that each of the payments under this Clause 7.1 shall only be made once and the total payments shall in no event exceed [***].

7.2
In consideration of the rights granted under Clause 2 regarding the [***], and upon termination of the Development Agreement (i.e., in the event the Licensor does no longer develop and manufacture the Product on behalf of the Licensee) the Licensee shall pay to the Licensor:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(a)	within [***] of the date of this TTL Agreement the sum of [***]; and

(b)
a royalty of [***] on a country-by-country basis of the Net Selling Price of each Product sold in the Territory by the Licensee (or its sublicensee), such royalty being payable for as long as the manufacture, use or sale of the Product (or any other infringing act) is covered under a Valid Claim within the [***] (with the exception only of Improvements assigned to Licensor under Clause 5 above); or

provided, however, that regarding [***] the following shall apply: although [***] is not covered by a Valid Claim, the Parties have agreed to link the duration of royalty payments to a Valid Claim, and Licensee shall pay as follows: a royalty of [***] on a country-by-country basis of the Net Selling Price of each Product sold in the Territory by the Licensee (or its sublicensee), for as long as royalties under Clause 7.2 would be payable as if the Product was covered under a Valid Claim of the patent in Schedule B hereto; and

and that regarding [***] the following shall apply: in the event of no Valid Claim within [***] subsisting on the Effective Date; a royalty of [***] of the Net Selling Price of each Product sold in the Territory by the Licensee (or its sublicensee), for a period of [***] post first commercial sale of the Product.

7.3
To the extent the Licensee requires a license to any Licensed Patents and/or Licensed Know-How which is generated by the Licensor during the term of this TTL Agreement, the Parties shall agree in good faith on any reasonable consideration for such license, if any.

7.4
The Licensee shall keep true and accurate records and books of account containing all data necessary for the calculation of royalties payable to the Licensee under Clause 7.2 above.  Such records and books of account shall, upon reasonable notice having been given by the Licensor (which in no event shall be less than [***] prior notice), be open at all reasonable times during regular business hours for inspection by independent, certified and internationally recognized auditors selected by the Licensor and reasonably acceptable to the Licensee.  Such independent auditors shall agree to maintain the confidentiality of the information and materials disclosed during the audit.  Any such audit shall be conducted during regular business hours, in a manner that does not interfere unreasonably with the operations of the Licensee’s business and, save for cause, not more often than once every calendar year.  Each audit shall begin upon reasonable prior written notice to the Licensor and shall be completed as soon as reasonably practicable.  The Licensor shall pay the costs of the independent auditors conducting such audit, unless the results of the audit reveal an underpayment of [***] or more by the Licensee, in which case, the Licensee shall pay the reasonable costs of the independent auditors.  If an audit concludes that an overpayment or underpayment has occurred during the audited period, such payment shall be remitted by the Party responsible for such payment to the other Party within [***] after the date such auditor’s written report identifying the overpayment or underpayment is delivered to the Party responsible for such payment.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.5
The Licensee shall prepare a statement in respect of each calendar quarter which shall show for the immediately preceding quarter details of the sales of Product and the royalty due and payable to the Licensor thereon.  Such statement shall be submitted to the Licensor within [***] after the end of the calendar quarter to which it relates, together with a remittance for the royalties due to the Licensor.

7.6	All sums due under this TTL Agreement:

7.6.1
shall be made in pounds sterling to the Licensor.  Payments due to the Licensor in currencies other than pounds sterling shall first be calculated in the relevant local currency before being calculated at the rate of exchange in effect at the close of business on the day payment is due or made, whichever is earlier, provided always that where payment is made after the date provided therefore herein conversion shall be at the rate in effect at the date of payment if this is more favourable to the Licensor.  The rate of exchange shall be the mean value of the Pound Spot Rate in London first published in the Financial Times on the day following the day for determining such rates;

7.6.2
are exclusive of any Value Added Tax or of any other applicable taxes, levies, imposts, duties and fees of whatever nature imposed by or under the authority of any government or public authority, and shall be paid by the Licensee (other than taxes on the Licensor’s income).  The Parties agree to co-operate in all respects reasonably necessary to take advantage of such double taxation treaties as may be available.

7.7
In the event of any delay in effecting payment due under this TTL Agreement by the due date, the Licensee shall pay to the Licensor interest calculated on a daily basis on the overdue payment, from the date after such payment was due to the date of actual payment, at a rate of [***].

8	PROTECTION OF THE LICENSED KNOW-HOW

8.1
In the event that any unlicensed activities are carried on by any Third Party which could constitute unauthorised Disclosure or the misuse of any of the Licensed Know-How, the Party becoming aware of such a matter shall immediately notify the other of it, and the Licensee shall join the Licensor in taking all steps (if any) as, in the total discretion of the Licensor, shall be desirable for the protection of the Licensor's rights under the Licensed Know-How.  The expenses incurred in taking such steps, and any profits or damages which may be obtained, shall be (in the absence of any agreement to the contrary) for the account of the Licensor.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.2
Subject only to Clause 9 below, nothing in this TTL Agreement shall constitute any representation that the Products or the use of the Licensed Know-How does not fall within the scope of any Third Party Intellectual Property.

9	WARRANTIES AND INDEMNITIES

9.1
Each of the Parties warrants that it has full power and authority to carry out the actions contemplated under this TTL Agreement, and that its entry into and performance under the terms of this TTL Agreement will not infringe the rights of any Third Party or cause it to be in breach of any obligations to a Third Party.

9.2	The Licensor warrants to the Licensee that:

9.2.1
all Information, data and materials provided by it to the Licensee hereunder will be, to the best of its knowledge, accurate and complete in all material respects, and it is entitled to provide the same to the Licensee without recourse to any Third Party; and

9.2.2
to the best of its knowledge and belief, the Information, the Licensed Know-How, the Licensed Patents and/or the [***] do not infringe, the rights of any Third Party, and no Third Party has threatened or, so far as it is aware, is currently threatening proceedings in respect of such infringement, and none of its Information, the Licensed Know-How, the Licensed Patents and/or the [***] is the subject of any actual or, so far as it is aware, threatened challenge or opposition or revocation proceedings; and

9.2.3
to the best of its knowledge and belief, the [***] if used per the instructions provided by the Licensor is suitable for the Approved Purpose.  If during the term of this TTL Agreement Licensor learns that the [***] is not suitable for the Approved Purpose or causes adverse effects, the Licensor shall promptly inform the Licensee hereof; and

9.2.4
to the best of its knowledge and belief, the suppliers of [***] and [***] will be able and willing to supply such [***] to the Licensee or its sublicensee or Third Party contract manufacturer of Licensee or sublicensee for the manufacture of the Product for clinical and commercial supply at terms and conditions of supply customary in the industry.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

9.3
Each Party (“Indemnifying Party”) shall defend, indemnify and hold harmless the other Party (“Indemnified Party”) and its directors, officers, employees and agents and the successors and assigns of any of the foregoing at all times from and against any Third Party claims actions, liabilities, costs and expenses (including court costs and legal fees on a full indemnity basis) that the Indemnified Party may suffer arising directly out of the Indemnifying Party’s breach of this TTL Agreement, including breach of representations and warranties, violation of applicable law, or the Indemnifying Party's negligent or wilful act or omission.

9.4
With respect to liability claims or proceedings, the following shall apply; (a) except to the extent provided in (b) below, the Licensee shall indemnify and hold harmless the Licensor and its directors, officers, employees and agents and the successors and assigns of any of the foregoing at all times from any against any Third Party claims, actions, liabilities, costs and expenses (including court costs and legal fees on a full indemnity basis) that the Indemnified Party may suffer as a direct result of any tortious claims or proceedings of death or bodily injury relating to the Product and this TTL Agreement, and (b) the Licensor shall indemnify and hold harmless the Licensee and its directors, officers, employees and agents and the successors and assigns of any of the foregoing at all times from any against any Third Party claims, actions, liabilities, costs and expenses (including court costs and legal fees on a full indemnity basis) that the Indemnified Party may suffer as a direct result of any tortious claims or proceedings of death or bodily injury relating to the Product to the extent such claims or proceedings result from defects in the Information, the Licensed Know-How or the Licensed Patents, or from Licensor's breach of this TTL Agreement.

9.5
If an Indemnified Party intends to claim indemnification under this Clause 9, it shall promptly notify the Indemnifying Party in writing of such alleged liability.  The Indemnifying Party shall have the right to control the defence thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnified Party; provided, however, that the Indemnified Party shall have the right to retain its own counsel at its own expense, for any reason, including if representation of the Indemnified Party by the counsel retained by the Indemnifying would be inappropriate due to actual or potential differing interests between such Indemnified Party and any the Indemnifying Party.  The Indemnified Party, its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation of any liability covered by this Clause 9.  The obligations of this Clause 9 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be withheld or delayed unreasonably.  The failure to deliver written notice to the Indemnifying Party within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnifying Party of any obligation to the Indemnified Party under this Clause 9.  It is understood that only the Licensor and the Licensee may claim indemnity under this Clause 9 (on its own behalf or on behalf of its indemnitees), and other indemnitees may not directly claim indemnity hereunder.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

9.6
Any condition or warranty other than those set forth in Clause 9.2 and/or relating to title which might otherwise be implied or incorporated within this TTL Agreement by reason of statute or common law or otherwise is hereby expressly excluded.

9.7
IN NO EVENT (OTHER THAN WILFUL MISCONDUCT) SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOSS OF PROFITS, SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS TTL AGREEMENT.

10	DURATION AND TERMINATION

10.1
This TTL Agreement shall come into force on the Effective Date of this TTL Agreement and shall, unless terminated in accordance with Clause 10.2 or 10.3 below, remain in force until the Licensee has no further need to use the Information, the Licensed Know-How, the Licensed Patents and/or the [***].

10.2	The Licensee shall be entitled to terminate this TTL Agreement at any time by giving [***] prior written notice.

10.3	The Licensor shall have the right to terminate this TTL Agreement immediately by notice in writing to the Licensee:

(i)
in the event that the Licensee fails to perform or observe any of the obligations on its part to be performed or observed under this TTL Agreement, provided, that, in a case where the breach is remediable, such notice from the Licensor shall also require the Licensee to remedy such breach and if the Licensee so remedies within [***], in the event of a breach of [***], and within [***], in the event of any other breach, of such notice being served, such notice to terminate this TTL Agreement shall be deemed to be void and of no effect; or

(ii)
in the event an interim order is applied for or made, or a voluntary arrangement approved, or a petition for a bankruptcy order is presented or a bankruptcy order is made against the Licensee, or a receiver or trustee in bankruptcy is appointed of the Licensee's estate or a voluntary arrangement is proposed or approved or an administration order is made, or a receiver or administrative receiver is appointed of any of the Licensee's assets or undertaking, or a winding-up resolution or petition is passed or presented (otherwise than for the purposes of reconstruction or amalgamation), or any circumstances arise which entitle the court, a creditor, the company or its directors to appoint a receiver, administrative receiver or administrator or to present a winding-up petition or make a winding-up order or other similar or equivalent action is taken against or by the Licensee by reason of its insolvency or in consequence of debt, and provided that following such proceedings the Licensee is Controlled by companies, partnerships and/or other entities which are registered and operating, with respect to the manufacturing of the Product, outside the permitted territories listed in Schedule D.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.4
Upon termination of this Agreement in accordance with Clause 10.3 (i), the Licensee shall offer to each sublicensee and/or sub-sublicensee a direct license agreement on substantially the same the terms and conditions as this TTL Agreement, provided, however, that the Licensor is not required to grant such direct licence if the sublicensee is in breach of its sublicense agreement at the time such direct licence is to be granted.

10.5	In the event of expiry or termination of this TTL Agreement for any reason, and subject to any express provisions set out elsewhere in this TTL Agreement:

10.5.1	all rights and licences shall cease;

10.5.2
the Licensee shall cease all exploitation of the Licensed Know-How and/or Licensed Patents and any other know-how provided by the Licensor to the Licensee, except insofar as the Licensed Know-How, or such other know-how, ceases or has ceased to be confidential, unless this is or was as a consequence of the default of the Licensee;

10.5.3
the Licensee shall return promptly to the Licensor all technical material in its possession relating to the Information, the Licensed Know-How and/or the Licensed Patents and all copies of such material to the extent that such material remains confidential;

10.5.4	the Licensee shall have the right to dispose of all stocks of the Product in its possession and all Product in the course of manufacture at the date of termination; and

10.5.5	irretrievably delete any Licensed Know-How, stored on any magnetic or optical disk or memory and all matter derived from such sources which is in its possession or under its control.

10.6
The expiry or termination of this Agreement for any reason shall be without prejudice to the provisions of this Clause 10 and to any rights of either Party which may have accrued by, at or up to the date of such termination.

11	ASSIGNMENT

Neither Party shall assign, transfer, charge nor deal in any other manner with this TTL Agreement or its rights under it or part of it, or purport to do any of the same under this TTL Agreement without the prior written consent of the other Party (which consent not to be unreasonably withheld or delayed) save that the Parties may at any time and at its absolute discretion assign or transfer its rights under the TTL Agreement (i) to an Affiliate; or (ii) to a Third Party which acquires all or substantially all of the such Party's assets which are covered under and necessary for this TTL Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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12	SEVERANCE

In the event that any clause or any part of any clause in this TTL Agreement is declared invalid or unenforceable by the judgment, decree by consent or otherwise of a court of competent jurisdiction from whose decision no appeal is or can be taken, all other clauses or parts of clauses contained in this TTL Agreement shall remain in full force and effect and shall not be affected by such finding for the term of this TTL Agreement.  The invalid or unenforceable clause shall be replaced by a valid and enforceable clause which best meets the commercial intent of the invalid or unenforceable clause.

13	NO WAIVER

No relaxation, forbearance, delay or indulgence by either Party in enforcing any of the terms and conditions of this TTL Agreement or the granting of time by either Party to the other shall prejudice, affect or restrict the rights and powers of that Party, nor shall any waiver by either Party of any breach of this TTL Agreement operate as a waiver of or in relation to any subsequent or any continuing breach of it.

14	VARIATION

This TTL Agreement may only be amended by a document in writing signed by a duly authorised officer of each Party.

15	FURTHER ASSURANCE

The Parties shall execute all further documents as may be necessary or desirable to give full effect to the terms of this TTL Agreement and to protect the rights of the Parties under it.

16	ENTIRE AGREEMENT; SURVIVAL

16.1
This TTL Agreement and the documents referred to in it, constitute the entire agreement and understanding of the Parties and upon the Effective Date of this TTL Agreement supersede any previous agreement between the Parties relating to the subject matter of this TTL Agreement.  For the avoidance of doubt, the [***] dated [***] shall not apply to the manufacture of the Product.

16.2
Each of the Parties acknowledges and agrees that, in entering into this TTL Agreement and the documents referred to in it, it does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding (whether negligently or innocently made) of any person (whether party to this TTL Agreement or not) other than as expressly set out in this TTL Agreement as a warranty or representation.  The only remedy available to it for breach of such warranties or representations shall be for breach of contract under the terms of this TTL Agreement.  Nothing in this clause shall operate to limit or exclude any liability for fraud.

16.3
The obligations of the Parties under Clauses 4 (The Licensee's Obligations), 5 (Improvements), 6 (Confidentiality), 9 (Warranties and Indemnities) and 10.4 (consequences of termination) shall survive the termination of this Agreement for any reason.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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17	NOTICE

17.1
Any notice or other communication to be given under this TTL Agreement shall be delivered personally or sent by facsimile transmission, or if facsimile transmission is not available, by first class pre-paid post addressed as follows:

(a)	If to Lonza to:	Lonza Sales AG Muenchensteinerstrasse 38 CH-4402 Basel Switzerland Facsimile: +41 61 316 8329 Attention: The Head of Legal Services

	with a copy to:	Lonza Biologics plc 228 Bath Road Slough Berkshire SL1 4DX England
	Facsimile:	+44 1753 777001
	For the attention of:	The Head of Legal Services

(b)	If to Micromet to:	Micromet AG Staffelseestrasse 2 D-81477 Munich Germany
	Facsimile:	+49-89-895 277 205
	For the attention of:	Head of Business Development

	with a copy to:	Micromet, Inc. 6707 Democracy Boulevard Suite 505 Bethesda, MD 20817 United States of America
	Attention:	General Counsel
	Facsimile:	+1 240 752-1425

or to such other destination as either Party hereto may hereafter notify to the other in accordance with the provisions of this Clause 17.

17.2	All such notices or other communications shall be deemed to have been served as follows:

(a)	if delivered personally, at the time of such delivery;

(b)	if sent by facsimile, upon receipt of the transmission confirmation slip showing completion of the transmission;

(c)	if sent by first class pre-paid post, ten (10) business days (Saturdays, Sundays and Bank or other public holidays excluded) after being placed in the post.

18	GOVERNING LAW, DISPUTE RESOLUTION

18.1	The construction, validity and performance of the TTL Agreement shall be governed by the laws of Switzerland.

18.2
No failure or delay on the part of either Licensor or Licensee to exercise or enforce any rights conferred on it by this TTL Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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18.3
Any disputes relating to issues arising from this TTL Agreement shall, in the absence of resolution within [***] of the dispute arising, be referred to the CEOs of Licensee and COO of Licensor, who shall discuss the matter and attempt to resolve it by mutual consent.  The CEOs of Licensee and COO of Licensor shall meet once face-to-face within [***] to discuss and resolve the dispute.  If the dispute cannot be resolved within [***], either Party may, by written notice to the other Party, invoke the mediation procedure set out in Clause 18.4 below.

18.4
If a dispute arises between the Parties that the Parties cannot resolve pursuant to Clause 18.3 above, the Parties agree to try to solve such dispute amicably by mediation.  The Parties shall conduct a mediation procedure according to the ICC ADR Rules of the International Chamber of Commerce (ICC) in effect on the date of the commencement of the mediation proceedings.  The location of the mediation proceedings will be Basel.  The number of mediators will be one (1).  The language of the mediation proceeding will be English.  If the dispute has not been settled pursuant to the said rules within [***] following the filing of a request for mediation or within such other period as the Parties may agree in writing, either Party may submit the dispute to final and binding arbitration.

18.5
Any dispute relating to the validity, performance, construction or interpretation of this TTL Agreement, which cannot be resolved amicably between the Parties, shall be submitted to arbitration in accordance with the ICC Arbitration Rules of the International Chamber of Commerce.  Save in the face of manifest error, the decision of the arbitrators shall be final and binding upon the Parties and enforceable in any court of competent jurisdiction.  The location of arbitration will be Basel.  The arbitration will be heard and determined by one (1) arbitrator, who will be jointly selected by Licensor and Licensee.  If, within [***] following the date upon which a claim is received by the respondent, the Parties cannot agree on a single arbitrator, the arbitration will be heard and determined by three (3) arbitrators, with one arbitrator being appointed by each Party and the third arbitrator being selected by the two Party-appointed arbitrators.  If either Party fails to select an arbitrator, or if the Party-appointed arbitrators cannot agree on a third arbitrator within [***] of the respondent receiving the claim, such arbitrator will be appointed by the International Court of Arbitration according to the ICC Rules.  The arbitration award that is consistent with the provisions of this TTL Agreement that is so given will be binding upon the Parties, accompanied by a reasoned opinion in writing (in English), and the judgment on the award may be entered in any court having competent jurisdiction thereof.

18.6
Each Party will bear its own costs and expenses (including its attorney’s fees) associated with any arbitration initiated under this Clause, and each Party will bear an equal share of the arbitrators’ and administrative fees associated with any arbitration initiated under this Clause.  The language of the arbitration proceeding will be English.  Notwithstanding the foregoing, Parties agree that the non-prevailing Party shall reimburse the costs of the prevailing Party.

18.7
Notwithstanding the provisions of Clause 18.5, each Party shall have the right to seek, without proof of special damage, a preliminary, permanent injunctive or other equitable relief in any court of competent jurisdiction as such Party deems necessary to preserve its rights and to protect its interests.

19	RIGHTS OF THIRD PARTIES

Parties intend that no term of this TTL Agreement shall be enforceable by any Third Party, but this does not affect any right or remedy of a Third Party which exists or is available under the laws of Switzerland.

This TTL Agreement has been entered into on the date stated at the beginning of it.

Signed by
for and on behalf of LONZA SALES AG

Signed by
for and on behalf of LONZA SALES AG

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Signed by
for and on behalf of MICROMET AG

Signed by
for and on behalf of MICROMET AG

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

SCHEDULE A – LICENSED KNOW-HOW

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SCHEDULE B- LICENSED PATENTS

[***]

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SCHEDULE C – THE [***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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[***]SCHEDULE D
Territories
•	[***]
•	USA
•	EU, EFTA and Switzerland
•	Japan
•	Australia
•	New Zealand
•	Canada

Approved Contract Manufacturing Organizations*

Contract Manufacturing Organization (and their Affiliates in the permitted territories listed above)	Company Details
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

* Approved CMOs shall include Affiliates of the above listed CMOs which are registered and operate in the territories set forth above.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy
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SCHEDULE 15

Lonza Press Release

News Release

Lonza and Micromet Enter into Agreement for the Manufacture of Blinatumomab

Basel, Switzerland, 23 November 2009 – Lonza Group Ltd, a market leading custom manufacturer of Biopharmaceuticals, announces that it has entered into an agreement with Micromet, Inc. for the process development and manufacture of Micromet’s blinatumomab (MT103). Micromet is a biopharmaceutical company developing novel, proprietary antibodies for the treatment of cancer, inflammation and autoimmune diseases.

Under the terms of the agreement, Lonza will manufacture blinatumomab for clinical trials. In addition, Lonza will develop the commercial scale process and will supply blinatumomab for the market if so requested by Micromet.

Blinatumomab (MT103) is a BiTE antibody for the treatment of various hematologic cancers. Blinatomumab has achieved the primary endpoint in a phase 2 clinical trial for the treatment of patients with acute lymphoblastic leukemia (ALL), and has shown significant clinical activity in an ongoing phase 1 clinical trial for the treatment of patients with non-Hodgkin's lymphoma (NHL).

About Lonza
Lonza is one of the world's leading suppliers to the pharmaceutical, healthcare and life science industries. Its products and services span its customers’ needs from research to final product manufacture. Lonza is the global leader in the production and support of active pharmaceutical ingredients both chemically as well as biotechnologically. Biopharmaceuticals are one of the key growth drivers of the pharmaceutical and biotechnology industries. Lonza has strong capabilities in large and small molecules, peptides, amino acids and niche bioproducts which play an important role in the development of novel medicines and healthcare products. Lonza is a leader in cell-based research, endotoxin detection and cell therapy manufacturing. Lonza is also a leading provider of value chemical and biotech ingredients to the nutrition, hygiene, preservation, agro and personal care markets.

Lonza is headquartered in Basel, Switzerland and is listed on the SIX Swiss Exchange. In 2008, Lonza had sales of CHF 2.937 billion. Further information can be found at www.lonza.com.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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For further Information

Lonza Group Ltd	Lonza Group Ltd	Lonza Group Ltd
Head Corporate Communications	Media Relations	Investor Relations
Michael Frizberg	Dominik Werner	Dirk Oehlers
Tel +41 61 316 8624	Tel +41 61 316 8798	Tel +41 61 316 8540
Fax +41 61 316 9624	Fax +41 61 316 9798	Fax +41 61 316 9540
michael.frizberg@lonza.com	dominik.werner@lonza.com	dirk.oehlers@lonza.com

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SCHEDULE 15

Micromet Press Release

PRESS RELEASE

Micromet Enters into Agreement with Lonza for the Manufacture of Blinatumomab

BETHESDA, MD— November 23, 2009 — Micromet, Inc. (NASDAQ: MITI), a biopharmaceutical company developing novel, proprietary antibodies for the treatment of cancer, inflammation and autoimmune diseases today announced that it has entered into an agreement for the process development and manufacture of blinatumomab (MT103) with Lonza AG, a market leading custom manufacturer of antibodies and other biologics.

Under the terms of the agreement, Lonza will manufacture blinatumomab for clinical trials. In addition, Lonza will develop the commercial scale process and will supply blinatumomab for the market if so requested by Micromet.

Blinatumomab (MT103) is a BiTE antibody for the treatment of various hematologic cancers. Blinatomumab has achieved the primary endpoint in a phase 2 clinical trial for the treatment of patients with acute lymphoblastic leukemia (ALL), and has shown significant clinical activity in an ongoing phase 1 clinical trial for the treatment of patients with non-Hodgkin's lymphoma (NHL). Micromet controls the worldwide rights to develop and commercialize blinatumomab after it reacquired MedImmune’s remaining rights to this product candidate on November 4, 2009.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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About BiTE Antibodies

BiTE® antibodies are designed to direct the body's cytotoxic, or cell-destroying, T cells against tumor cells, and represent a new therapeutic approach to cancer therapy. Typically, antibodies cannot engage T cells because T cells lack the appropriate receptors for binding antibodies. BiTE antibodies have been shown to bind T cells to tumor cells, ultimately inducing a self-destruction process in the tumor cells referred to as apoptosis, or programmed cell death. In the presence of BiTE antibodies, T cells have been demonstrated to serially eliminate tumor cells, which explains the activity of BiTE antibodies at very low concentrations. Through the killing process, T cells start to proliferate, which leads to an increased number of T cells at the site of attack.

About Micromet, Inc.

Micromet, Inc. is a biopharmaceutical company developing novel, proprietary antibodies for the treatment of cancer, inflammation and autoimmune diseases. Its product development pipeline includes novel antibodies generated with its proprietary BiTE® antibody platform, as well as conventional monoclonal antibodies. Two of Micromet’s BiTE antibodies and three of its conventional antibodies are currently in clinical trials.  Micromet's preclinical product pipeline includes several novel BiTE antibodies generated with its proprietary BiTE antibody platform technology.  Micromet’s collaboration partners include sanofi-aventis, Bayer Schering Pharma, Nycomed, Merck Serono, and MedImmune.

Forward-Looking Statements

This release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. These forward-looking statements include statements regarding the manufacture of blinatumomab for clinical trials and the development of a commercial manufacturing process for this product candidate. You are urged to consider statements that include the words "ongoing," "may," "will," "believes," "potential," "expects," "plans," "anticipates," "intends," or the negative of those words or other similar words to be uncertain and forward-looking. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that the manufacturing process for blinatumomab cannot be successfully established at Lonza AG, that blinatumomab does not demonstrate safety and/or efficacy in future clinical trials, or that we will not obtain approval to market blinatumomab, and the risks associated with reliance on outside financing to meet capital requirements. These factors and others are more fully discussed in Micromet's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009, filed with the SEC on November 6, 2009, as well as other filings by the company with the SEC.

# # #

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Contact Information

US Media:	European Media:
Andrea tenBroek/Chris Stamm	Ludger Wess
(781)-684-0770	+49 (40) 8816 5964
micromet@schwartz-pr.com	ludger@akampion.com

US Investors:	European Investors:
Susan Noonan	Ines-Regina Buth
(212) 966-3650	+49 (30) 2363 2768
susan@sanoonan.com	ines@akampion.com

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.